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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WORLDGATE COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WORLDGATE COMMUNICATIONS, INC.
3190 Tremont Avenue
Trevose, PA 19053

February 13, 2009

Dear Stockholders of WorldGate Communications, Inc.:

        You are cordially invited to attend a Special Meeting of the Stockholders of WorldGate Communications, Inc., a Delaware corporation ("WorldGate" or the "Company"), to be held on March 20, 2009, at 9:30 AM EST, at the Holiday Inn Select Bucks County, 4700 Street Road, Trevose, Pennsylvania.

        The enclosed Proxy Statement provides details of the business that we will consider at the Special Meeting and other information about WorldGate. The board recommends that you carefully read the Proxy Statement and the accompanying materials.

        Your vote is very important to us, regardless of the number of shares that you own. Whether or not you plan to attend the Special Meeting, please vote as soon as possible to make sure your shares are represented at the meeting. To simplify this process your vote may be cast by mail and in most situations also by telephone or through the Internet. Your failure to vote may result in a "NO" vote under certain circumstances, regardless of whether you are actually in favor of a specific proposal. Therefore taking the time to vote is very important to us.

        I also hope that you will attend the Special Meeting. The board of directors and I look forward to seeing you there.

/s/ HAL KRISBERGH Chairman and CEO WorldGate

WORLDGATE COMMUNICATIONS, INC.
3190 Tremont Avenue
Trevose, PA 19053

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 20, 2009

        A Special Meeting (the "Meeting") of stockholders of WorldGate Communications, Inc. ("WorldGate" or the "Company") will be held at the Holiday Inn Select Bucks County, 4700 Street Road, Trevose, Pennsylvania, on March 20, 2009, at 9:30 AM EST, for the following purposes:

  1.
  To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock.

  2.
  To approve a proposed new issuance and sale of the Company's common stock and warrants to the holder of the Company's currently outstanding debentures as part of a private placement that will result in the investor owning 63% of the Company's outstanding common stock.

  3.
  To transact other such business as may properly come before the Meeting or any adjournment thereof.

        Holders of record of Common Stock of the Company at the close of business on January 23, 2009, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO VOTE AS SOON AS POSSIBLE. YOUR FAILURE TO VOTE MAY RESULT IN A "NO" VOTE WHETHER OR NOT YOU ARE IN FAVOR OF A PROPOSAL. PROXIES ARE REVOCABLE, AND YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON AT THE MEETING.

        The proxy statement contains a more detailed description of each of these matters. We encourage you to read the proxy statement and accompanying materials.

        Notice of Internet Availability of Proxy Materials:    This notice of a special meeting, the accompanying proxy statement and proxy card are available on our website at
http://www.wgate.com/corporate/investor/proxy.

By order of the board of directors;
February 13, 2009	/s/ RANDALL J. GORT Randall J. Gort, Secretary

WORLDGATE COMMUNICATIONS, INC.
3190 Tremont Ave.
Trevose, PA 19053

PROXY STATEMENT

        This proxy statement and the accompanying Notice of Special Meeting of Stockholders are being furnished in connection with the solicitation by WorldGate Communications, Inc., a Delaware corporation ("WorldGate," the "Company," "we" or "our"), of proxies to be voted at a Special Meeting of Stockholders scheduled to be held on March 20, 2009, at 9:30 A.M. EST, at the Holiday Inn Select Bucks County, 4700 Street Road, Trevose, Pennsylvania, and any adjournment or postponement thereof (the "Meeting"). All holders of record of shares of the Company's Common Stock, par value $.01 per share ("Common Stock") as of 5:00 P.M. EST on January 23, 2009 will be entitled to vote at the Meeting. This proxy statement and the accompanying proxy are first being mailed to stockholders on or about February 13, 2009.

        The board of directors encourages you to grant your proxy even if you plan to attend the Meeting. You may revoke your proxy at any time before it is voted at the Meeting by giving written notice of revocation to the Secretary of the Company, by granting a subsequent proxy by telephone or Internet, by submitting a proxy card bearing a later date or by attending the Meeting in person and casting a ballot.

        The proxy holders, Hal Krisbergh and Randall Gort, will vote all shares of Common Stock represented by proxies properly granted by telephone or Internet or proxy cards that are properly signed and returned by stockholders. They will also be authorized to vote the shares represented with respect to any matters not known at the time this proxy statement was published that may properly be presented for consideration at the Meeting.

        YOU MUST GRANT YOUR PROXY BY TELEPHONE OR INTERENT OR BY RETURNING A SIGNED PROXY CARD IF YOU WANT THE PROXY HOLDERS TO VOTE YOUR SHARES OF COMMON STOCK.

        This solicitation of proxies is made by WorldGate, and all related costs will be borne by us. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Certain of our directors, officers and regular employees, without additional compensation, may also solicit proxies personally or by telephone or other means of communication. We may also hire agents for the sole purpose of contacting you regarding your proxy, and in this event, will pay these agents a reasonable fee for their services.

 Questions and Answers Regarding the Special Meeting

Q.
Where and when is the Meeting of the stockholders?

A.
The Meeting of the stockholders of the Company will be held at the Holiday Inn Select Bucks County, 4700 Street Road, Trevose, Pennsylvania, at 9:30 A.M. EST, on March 20, 2009.

Q.
What is the purpose of the Meeting?

A.
At the Meeting, stockholders will act upon the matters outlined in the Notice of Special Meeting of Stockholders on the cover page of this proxy statement. The matters to be presented for approval by stockholders include (i) an amendment to our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock, and (ii) approval of a proposed new issuance and sale of our Common Stock and warrants to the holder of WorldGate's currently outstanding debentures as part of a private placement that will result in the investor owning 63% of our outstanding common stock.

Q.
How many shares must be present to hold the Meeting?

A.
A majority of WorldGate's outstanding shares as of the record date must be present at the Meeting in order to hold the Meeting and conduct business. This is called a quorum. Your shares will be counted as present at the Meeting for purposes of establishing a quorum if (i) you are present in person at the Meeting; (ii) a proxy card has been properly submitted; or (iii) you have voted by telephone or using the Internet, if such methods are available to you.

Q.
Who can vote at the Meeting?

A.
The board of directors set January 23, 2009 as the record date for the Meeting. All stockholders who owned WorldGate Common Stock at the close of business on that date may attend and vote at the Meeting. Each stockholder is entitled to one vote for each share of Common Stock held on all matters to be voted on. If on the record date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares that are held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. You are still invited to attend the Meeting, however, since you are not the stockholder of record, you may not vote your shares in person at the Meeting unless you request, obtain and bring to the meeting a valid proxy from the organization holding your shares.

  On the record date, approximately 118,906,345 shares of our Common Stock were issued and outstanding and held of record by 360 stockholders.

Q.
My shares are held in the "street name." Will my broker vote my shares?

A.
Unless your broker has discretionary authority to vote your shares, your broker will vote your shares only if you provide it with instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct it to vote your shares. Otherwise, your broker may not be permitted to vote your shares. IF YOU DO NOT INSTRUCT YOUR BROKER ON HOW TO VOTE, THIS MAY HAVE THE SAME EFFECT AS A VOTE AGAINST THE APPLICABLE PROPOSAL.

Q.
What is a "broker non-vote?"

A.
Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, the brokers have the discretion to vote such shares on routine matters, but may not have the authority to vote the shares on non-routine matters without the beneficial owner's instructions. Thus, if the proposals to be acted upon at the meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that votes on the various routine matters such as the election of directors, but expressly states that the broker is NOT voting on proposals which are not routine matters. If a broker entitled to vote your shares leaves those shares unvoted, it is called a broker "non-vote." A non-vote can occur when a broker holding shares for a beneficial owner does not vote on a proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. Each of the proposals to be voted on at the Meeting are non-routine matters. Accordingly, if your shares are held in "street name," your broker will not have discretionary authority to vote your shares without receiving your instructions on how to vote. IF YOU DO NOT INSTRUCT YOUR BROKER ON HOW TO VOTE, THIS MAY HAVE THE SAME EFFECT AS A VOTE AGAINST THE APPLICABLE PROPOSAL.

Q.
How can I vote my shares in person at the Meeting?

A.
Shares held directly in your name as the stockholder of record may be voted in person at the Meeting. If you choose to attend the Meeting, please bring your proxy card and proof of identification for entrance to the Meeting. If you hold your shares in "street name," you must request a legal proxy from your broker or other agent in order to vote at the Meeting.

Q.
How can I vote my shares without attending the Meeting?

A.
Whether you hold shares directly as a stockholder of record or beneficially in street name, you may vote without attending the Meeting. You may vote by granting a proxy or, for shares held in "street name," by submitting voting instructions to your stockbroker or nominee. In most cases, you will be able to do this by telephone, using the Internet or by mail. Please refer to the summary instructions included on your proxy card. For shares held in street name, your broker or nominee will include a voting instruction card.

  BY TELEPHONE OR THE INTERNET—If you have telephone or Internet access and you hold your shares in "street name," you may submit your proxy by following the instructions on the proxy card. If you have any questions on or difficulties with submitting your proxy by telephone or the Internet, please call the number indicated on your proxy card or (215) 354-5302.

  BY MAIL—You may submit your proxy by mail by signing your proxy card or, for shares held in "street name," by following the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage-paid envelope. If you provide specific voting instructions, your shares will be voted as you have instructed.

Q.
How can I change my vote after I grant my proxy?

A.
You may revoke your proxy and change your vote at any time before the final vote at the Meeting. You may do this by signing and submitting a new proxy card with a later date, voting by telephone or using the Internet as instructed above and as applicable (your latest telephone or Internet proxy is counted) or by attending the Meeting and voting in person (as described above). Attending the Meeting will not revoke your proxy unless you specifically request it.

Q.
What happens if I just sign, date and return the proxy card without completing the voting?

A.
Your proxy will be voted in accordance with the recommendation of the board of directors as set forth in this proxy statement, including a vote FOR each of the proposed nominees for our board of directors. If any other matters are properly presented for consideration at the Meeting, the persons named in the enclosed proxy will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Meeting.

Q.
Where can I find the results of the Meeting?

A.
The preliminary voting results will be announced at the Meeting. The final results will be published in a Current Report on a Form 8-K that the Company will file with the United States Securities and Exchange Commission (the "SEC") when the results are available.

Q.
Where can I find more information?

A.
We file annual, quarterly and special reports, proxy statements, and other information with the SEC. Our Common Stock is quoted on the OTC Bulletin Board under the symbol "WGAT." You may read and copy any document filed by the Company at the SEC's public reference facilities or on the SEC's website at http://www.sec.gov, as discussed in more detail below.

Q.
Who can help answer your questions?

A.
If you have additional questions about the matters proposed for consideration at the Meeting, you should contact:

WorldGate Communications, Inc.
3190 Tremont Ave.
Trevose, PA 19053
Attention: Joel Boyarski, Chief Financial Officer
Phone Number: (215) 354-5312

Q.
What should I do now?

A.
Carefully read this document and indicate on the proxy card how you want to vote. Sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible. You should indicate your vote now even if you expect to attend the Meeting and vote in person. Indicating your vote now will not prevent you from later canceling or revoking your proxy, up to the time of the vote at the Meeting, and will ensure that your shares are voted if you later find you cannot attend the Meeting. IF YOU DO NOT VOTE, THIS MAY HAVE THE SAME EFFECT AS A VOTE AGAINST THE APPLICABLE PROPOSAL.

Q.
How does the board of directors recommend that I vote on the proposals presented in this proxy statement?

A.
Our board of directors believes that the increase in the number of authorized shares of our common stock and the completion of the Private Placement are advisable and in the best interests of the Company and its stockholders, and the board of directors unanimously recommends that stockholders vote "FOR" approval of each of these proposals.

 Questions and Answers Regarding the Increase in the Number of Authorized Shares of Common Stock

Q.
Why is the Company seeking to increase the number of authorized shares of Common Stock as described in Proposal 1?

A.
The Company does not currently have sufficient authorized shares to complete the Private Placement described in Proposal 2. It is in fact a condition precedent to the closing of the Private Placement for the Company to have sufficient shares, including not only the shares to be sold as part of the Private Placement, but also for the warrants to be issued thereunder. To complete the Private Placement and issue shares of Common Stock to WGI Investor LLC ("WGI"), the Company must increase the number of shares of Common Stock authorized for issuance under the Company's Amended and Restated Certificate of Incorporation. The Private Placement will not occur without an increase in the total number of authorized shares. The Company currently has 200,000,000 shares of Common Stock authorized. Of this amount, approximately 119,000,000 shares are issued and outstanding and another approximately 29,000,000 shares are reserved for issuance under the Company's benefit plans and as a result of the sale and issuance of certain warrants and convertible securities under previous private placements made by the Company. This leaves less than 52,000,000 shares of Common Stock available for future issuances. Accordingly, the Company is seeking approval to increase the number of authorized shares of our Common Stock from 200,000,000 to 700,000,000 shares to permit (i) completion of the Private Placement to WGI of 202.5 million shares of Common Stock, (ii) the issuance of warrants to purchase up to 140.0 million shares of Common Stock in connection with the Private Placement, (iii) the reserve of shares for issuance under the Company's benefit plans and in connection with certain warrants and convertible securities, and (iv) the availability of additional shares of Common Stock for issuance from time to time for corporate purposes such as raising additional capital, acquisitions of companies or assets and sales of stock or securities convertible into Common Stock.

Q.
Why is the Company seeking stockholder approval of the increase in authorized Common Stock?

A.
Under Delaware law, approval of holders of a majority of the outstanding shares of Common Stock is required for the amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares available for issuance.

Q.
What will happen if Proposal 1 is not approved?

A.
If Proposal 1 is not approved, the Company's Amended and Restated Certificate of Incorporation will not be amended to increase the authorized number of shares of Common Stock. If the number of authorized shares is not increased, the Company will not be able to complete the Private Placement, the debentures and warrants currently held by WGI will not be cancelled as described below, and the Company will not receive any of the proceeds of the Private Placement described in Proposal 2.

Questions and Answers Regarding the Private Placement

Q.
What is the Private Placement described in Proposal 2?

A.
On December 12, 2008, the Company entered into an agreement with WGI (the "Securities Purchase Agreement"), pursuant to which the Company agreed to issue and sell to WGI a total of 202.5 million shares of the Company's Common Stock, as well as a warrant to purchase up to 140.0 million shares of Common Stock in certain circumstances, in exchange for (i) total cash consideration of $1,450,000 (of which $550,000 has been advanced by WGI and the remaining $900,000 is payable at closing), (ii) the cancellation of debentures held by WGI under which approximately $5.1 million in principal and accrued interest was outstanding at December 31, 2008, and (iii) the cancellation of certain of the Company's outstanding warrants held by WGI (the

  "Private Placement"). WGI has made an advance to the Company of $550,000, which will be repayable to WGI in the event the Private Placement is not completed. The Common Stock and warrants are being offered and sold pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.

Q.
Why does the Company need to do the Private Placement?

A.
The Company has experienced recurring losses and, as of September 30, 2008, had cash and cash equivalents of $460,000. In its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, the Company indicated that it expected to have sufficient cash on hand to meet its obligations into the beginning of 2009, but that it was unclear whether it would have funds beyond that time. The Company further indicated that while it continued to evaluate possibilities to obtain additional financing through public or private equity or debt offerings, asset securitizations, or from other sources, no assurance could be made that such financing would be available, and that if it was unable to obtain sufficient funds, it might have no choice but to suspend operations. While multiple options were explored, none were able to provide the value to the Company's stockholders and creditors as afforded by this Private Placement. If the Private Placement is consummated, the Company will eliminate its approximately $5.1 million in outstanding debt and the related debt service obligations thereunder, and will receive cash consideration of $1,450,000 to fund ongoing operations. The board of directors believes that the Private Placement will provide it with the funding it needs to continue operations, including continuing support for its development and marketing activities. If the Private Placement is not effected, the Company may be forced to cease operations.

Q.
Who is WGI?

A.
WGI is a private investment fund whose ownership includes the owners of ACN, Inc. ("ACN"). ACN is one of the world's largest direct sellers of telecommunications services and a leading distributor of video phones. In December 2008, WGI acquired from YA Global Investments, L.P. ("YA Global") the secured convertible debentures previously issued by the Company to YA Global and the outstanding warrants to purchase the Common Stock of the Company then held by YA Global. Further, in December 2008, the Company agreed to enter into a commercial relationship providing for the Company to design and sell videophones to ACN (the "Commercial Relationship"). If the Private Placement closes, as part of the Commercial Relationship, ACN will commit to purchase 300,000 videophones over a two-year period and will provide the Company with $1,200,000 to fund software development costs associated with the Commercial Relationship. In connection with the Commercial Relationship, the Company will grant ACN a warrant to purchase up to approximately 38.2 million shares of Common Stock.

Q.
To what extent will the issuance of securities under the Private Placement dilute the existing stockholders' percentage ownership of the Company?

A.
The Company's current stockholders will incur immediate and significant dilution of their percentage of stock ownership in the Company if the Private Placement closes. Pursuant to the Securities Purchase Agreement, upon closing of the Private Placement, the Company will issue to WGI a total of 202.5 million shares of the Company's Common Stock (the "Shares"), which will represent approximately 63% of the issued and outstanding capital stock of the Company immediately following the completion of the Private Placement. In addition, WGI will acquire an anti-dilution warrant entitling it to purchase up to 140.0 million shares of Common Stock (the "Anti-Dilution Warrant") to the extent that any capital stock of the Company is issued following the closing of the Private Placement upon the exercise or conversion of (i) any of the Company's warrants, options and other purchase rights that are outstanding as of the closing of the Private Placement, (ii) up to 19.7 million shares of Common Stock underlying future options, warrants or other purchase rights issued by the Company following the closing, or (iii) the warrants granted to

  ACN pursuant to the Commercial Relationship. Accordingly, at closing, the ownership percentage of the Company's current holders of Common Stock will be reduced to 37% of the outstanding shares of Common Stock and may be further reduced in the future.

Q.
Will there be a change in the board of directors or the management of the Company as a result of the Private Placement?

A.
As part of the Private Placement, the Company has agreed with WGI that, with the exception of Harold M. Krisbergh, the Company's Chairman and CEO, each of the current members of the board of directors will resign and WGI will have the right to name four individuals to be appointed to the board of directors and to participate in the selection of two independent directors to fill the other vacancies. For a discussion of the additional directors to be appointed to our board of directors at the closing of the Private Placement, see "Information Regarding New Directors" under the description of Proposal 2 below. In addition, as condition to closing the Private Placement, the current senior management team at the Company will enter into employment contracts with the Company. Such employment contracts will have a term of one year and contain standard non-compete and confidentiality provisions. Such contracts will also provide for changes in compensation for these employees, including reductions in base salary, an anticipated new grant of options to the employee, and continued eligibility for the Company's annual bonus and long term incentive bonus compensation, with certain components of these incentives being guaranteed.

Q.
Why is the Company seeking stockholder approval of the Private Placement?

A.
The Company is not subject to exchange listing rules that would typically require approval of the Private Placement by the Company's stockholders. However, the Company and WGI have conditioned the closing of the Private Placement on the receipt of approval of the holders of a majority of the outstanding shares of Common Stock. This condition may be waived by agreement of the parties in their sole discretion.

Q.
What will happen if Proposal 2 is not approved?

A.
If Proposal 2 is not approved and the stockholder approval condition is not waived, the Private Placement will not be completed, the debentures and warrants currently held by WGI will not be cancelled and the Company will not receive any of the proceeds of the Private Placement. If the Private Placement is not effected, the Company may be forced to cease operations.

Forward-Looking Statements

        This proxy statement contains forward-looking statements with respect to our plans and objectives, the condition of our business, general economic conditions and other matters. Those statements include statements regarding our intent, belief, or current expectations, as well as the assumptions on which such statements are based. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to us that could cause the results to differ materially from those in forward-looking statements include, but are not limited to: (i) general economic conditions, (ii) our ability to continue the development, marketing, sale and distribution of our video phone products in a timely and cost effective manner, (iii) the market acceptance for our video phone product, and (iv) our ability to fund our continuing operations. For further details regarding these factors please refer to the "Risk Factors" section of our Annual Report on Form 10-K and our other reports filed with the Securities and Exchange Commission. See the section entitled "Where You Can Find Additional Information" below for information about how to obtain a copy of our reports.

 PROPOSAL 1

APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF AUTHORITY TO AMEND THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 SHARES TO 700,000,000 SHARES.

Purposes of the Proposed Increase in Authorized Stock

        The Company does not currently have sufficient authorized shares to complete the Private Placement described in Proposal 2. To complete the Private Placement and issue shares of Common Stock and the Anti-Dilution Warrant to WGI, the Company must increase the number of shares of Common Stock authorized for issuance under its Certificate of Incorporation. The Private Placement will not occur without an increase in the total number of authorized shares.

        The Company currently has 200,000,000 shares of Common Stock authorized. Of this amount, approximately 119 million shares were issued and outstanding as of December 31, 2008 and another approximately 29 million shares are reserved for issuance under the Company's benefit plans and as a result of the sale and issuance of certain warrants and convertible securities under the private placements made by the Company. This leaves less than 52 million shares of our Common Stock available for future issuances. Accordingly, on January 27, 2009, the board of directors approved a proposed amendment and authorized and directed the Company to submit for stockholder approval the proposed amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 200,000,000 to 700,000,000 shares.

        The proposed increase in the Company's authorized stock will make it possible for the Company to complete the Private Placement of 202.5 million shares of Common Stock to WGI. The increase will also enable the Company to reserve shares for issuance under the warrants to be issued in the Private Placement and in connection with the Commercial Relationship as more fully described in Proposal 2, to reserve shares for issuance under the Company's benefit plans and in connection with warrants and other convertible securities, and to provide for additional shares of Common Stock that would be available for issuance from time to time for corporate purposes such as raising additional capital, acquisitions of companies or assets and sales of stock or securities convertible into Common Stock. In addition, the Company will continue to have 13,500,000 authorized but unissued and undesignated shares of preferred stock.

        The Company believes that the availability of the additional shares is necessary to complete the Private Placement and is necessary to provide the Company with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. If the Company issues additional shares, the ownership interests of holders of its Common Stock will be diluted. Also, if WorldGate issues shares of its preferred stock, the issued shares may have rights, preferences and privileges senior to those of its Common Stock. Except as presented in this proxy statement, the Company has no current plan to issue additional shares. The board of directors believes the proposed amendment is advisable and in the best interests of the Company and its stockholders and is therefore recommending that the stockholders approve this amendment.

        The affirmative vote of a majority of outstanding shares of WorldGate entitled to vote at the Meeting will be required to approve this amendment to the Company's Amended and Restated

Certificate of Incorporation. Abstentions and broker non-votes will have the same effect as a vote "Against" this proposal.

Summary of the Amendment

        The amendment will consist of a revision of the first sentence (and only the first sentence) of paragraph FOURTH of the Company's Amended and Restated Certificate of Incorporation to read as follows:

          "FOURTH: The amount of total authorized capital stock of the Corporation is 713,500,000 shares divided into 700,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 13,500,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock")."

        The remaining sections of paragraph FOURTH, consisting of (A) COMMON STOCK, and (B) PREFERRED STOCK, will survive the amendment in their current form.

        Authorized but unissued shares of Common Stock of the Company may be issued at such times, for such purposes, and for such consideration as the board of directors may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable corporate law.

Other Factors to be Considered

        Each share of Common Stock authorized for issuance has the same rights and is identical in all respects with each other share of Common Stock. The authorization of additional shares called for by this proposal will not affect the rights, such as voting and liquidation rights, of the shares of Common Stock currently outstanding. Under the Amended and Restated Certificate of Incorporation, stockholders do not have pre-emptive rights. Therefore, should the board of directors elect to issue additional shares Common Stock, existing stockholders would not have any preferential rights to purchase those shares and the issuance could have a dilutive effect on earnings per share, book value per share and the voting power and shareholdings of current stockholders, depending on the particular circumstances in which the additional shares of Common Stock are issued. The board of directors does not intend to issue any additional shares of Common Stock except on terms that it deems to be in the best interests of the Company and its stockholders.

        The issuance of additional shares of Common Stock by the Company also may potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various transactions. The proposed increase in the number of authorized shares could enable the board of directors to issue shares of Common Stock to render more difficult an attempt by another person or entity to obtain control of the Company, although the board of directors has no present intention of issuing additional shares for such purposes and has no present knowledge of any takeover efforts except to the extent the Private Placement has such an effect.

        If the proposed amendment is adopted, it will become effective upon the filing of a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware.

 PROPOSAL 2

        APPROVAL OF THE PROPOSED NEW ISSUANCE AND SALE OF THE COMPANY'S COMMON STOCK AND WARRANTS AS PART OF A PRIVATE PLACEMENT THAT WILL RESULT IN THE INVESTOR OWNING 63% OF THE COMPANY'S OUTSTANDING COMMON STOCK

Board Recommendation

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL FOR THE PROPOSED NEW ISSUANCE AND SALE OF THE COMPANY'S COMMON STOCK AND WARRANTS TO THE HOLDER OF THE COMPANY'S CURRENTLY OUTSTANDING DEBENTURES AS PART OF A PRIVATE PLACEMENT THAT WILL RESULT IN THE INVESTOR OWNING 63% OF THE COMPANY'S OUTSTANDING COMMON STOCK.

Background and Reasons for the Private Placement

        The Company has experienced recurring losses and, as of September 30, 2008, had cash and cash equivalents of $460,000. As of the same date, the Company had approximately $7 million of liabilities and substantially all of its assets pledged as collateral. A substantial portion of the Company's cash requirements relate to debt service payments under its outstanding convertible debentures. In its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, the Company indicated that it expected to have sufficient cash on hand to meet its obligations into the beginning of 2009, but that it was unclear whether it would have funds beyond that time. The Company further indicated that while it continued to evaluate possibilities to obtain additional financing through public or private equity or debt offerings, asset securitizations, or from other sources, no assurance could be made that such financing would be available, and that if it was unable to obtain sufficient funds, it might have no choice but to suspend operations.

        If the Private Placement is completed, the Company's outstanding debentures held by WGI, under which approximately $5.1 million in principal and accrued interest was outstanding as of December 31, 2008, will be cancelled, and the Company will receive a cash infusion from WGI of an aggregate of $1,450,000. After fees and expenses incurred in effecting the Private Placement, the Company intends to use the proceeds for working capital. If the Private Placement is not effected, the Company may be forced to cease operations.

        While multiple options were explored, none were able to provide the value to the Company's stockholders and creditors as afforded by the proposed Private Placement. The board of directors engaged in discussions and consulted with its advisors and legal counsel regarding the Private Placement. In conducting its evaluation of the Private Placement, the board of directors considered a variety of factors, including the Company's financial resources and obligations and the capital needed to achieve the Company's strategic objectives. After careful consideration, the board of directors determined that the Private Placement is fair, advisable and in the best interests of the Company's stockholders.

        WGI is a private investment fund whose ownership includes the owners of ACN, which is one of the world's largest direct sellers of telecommunications services and a leading distributor of video phones. In December 2008, WGI acquired from YA Global (i) the secured convertible debentures previously issued by the Company to YA Global and (ii) outstanding warrants to purchase an aggregate of 2,595,000 shares of the Company's Common Stock then held by YA Global.

Commercial Relationship with ACN

        In December 2008, the Company agreed to enter into a commercial relationship providing for the Company to design and sell videophones to ACN (the "Commercial Relationship"). If the Private Placement closes, as part of the Commercial Relationship, ACN will enter into an agreement with the

Company pursuant to which ACN will commit to purchase a total of 300,000 videophones from the Company over a two-year period and will provide the Company with $1,200,000 to fund software development costs associated with the Commercial Relationship. In connection with the Commercial Relationship, the Company will grant ACN a warrant to purchase up to 38.2 million shares of Common Stock at an exercise price of $0.0425 per share (the "ACN Warrant"), which will vest incrementally based on ACN's purchases of videophones under the Commercial Relationship. The closing of the Private Placement is conditioned on the execution of the agreements relating to the Commercial Relationship by WorldGate and ACN.

Terms of the Private Placement

        On December 12, 2008, the Company entered into the Securities Purchase Agreement with WGI. In connection with the closing of the Private Placement, the Company will enter into a Registration Rights and Governance Agreement with WGI and ACN (the "Rights Agreement") and will issue the Anti-Dilution Warrant to WGI. The Securities Purchase Agreement and the forms of Rights Agreement and Anti-Dilution Warrant, the terms of which are summarized below, are included for your reference as Annex A, Annex B and Annex C to this proxy statement and are incorporated herein by reference.

        THIS FOLLOWING SUMMARY OF THE TERMS OF THE PRIVATE PLACEMENT IS INTENDED TO PROVIDE YOU WITH BASIC INFORMATION CONCERNING THE TRANSACTION; HOWEVER, IT IS NOT A SUBSTITUTE FOR REVIEWING THE SECURITIES PURCHASE AGREEMENT, RIGHTS AGREEMENT AND ANTI-DILUTION WARRANT IN THEIR ENTIRETY. YOU SHOULD READ THIS SUMMARY IN CONJUNCTION WITH THE AGREEMENTS ATTACHED AS ANNEXES TO THIS PROXY STATEMENT.

  Securities Purchase Agreement

        Under the terms of the Securities Purchase Agreement, the Company agreed to issue and sell to WGI an aggregate of 202.5 million shares of the Company's Common Stock upon the closing of the Private Placement (the "Shares"), which represents 63% of the Common Stock of the Company outstanding immediately following closing of the Private Placement. If the Company issues shares of Common Stock in connection with the exercise of the Company's warrants, options and other purchase rights prior to the closing, the number of shares issued to WGI at closing will be increased by 1.7027027 times the number of such issued shares. The Company also agreed to issue to WGI the Anti-Dilution Warrant, which will entitle WGI to purchase up to 140.0 million shares of Common Stock to the extent that any capital stock of the Company is issued following the closing of the Private Placement upon the exercise or conversion of (i) any of the Company's warrants, options and other purchase rights that are outstanding as of the closing of the Private Placement ("Existing Contingent Equity"), (ii) up to 19.7 million shares underlying future options, warrants or other purchase rights issued by the Company following the closing ("New Contingent Equity"), or (iii) the ACN Warrant.

        In connection with the Company's issuance to WGI of the Shares and the Anti-Dilution Warrant in the Private Placement, the Company will receive consideration from WGI consisting of (i) $1,450,000 in cash (of which $550,000 has been advanced by WGI and the remaining $900,000 is payable at closing), (ii) the cancellation of secured convertible debentures held by WGI under which approximately $5.1 million in principal and accrued interest was outstanding as of December 31, 2008 (the "Debentures"), and (iii) the cancellation of outstanding warrants to purchase an aggregate of 2,595,000 shares of Common Stock held by WGI with exercise prices ranging from $1.85 to $2.60 per share (the "Existing Warrants"). WGI has made an advance to the Company of $550,000, which will be repayable to WGI in the event the Private Placement is not completed. The Common Stock and Anti-Dilution Warrant are being offered and sold to WGI pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.

        The Debentures to be surrendered by WGI to the Company upon the closing of the Private Placement are secured obligations of the Company and are convertible at the option of the holder of the Debentures into shares of Common Stock, subject to certain limitations. WGI has agreed with the Company that it will not convert or exercise its rights or remedies under the Debentures, nor will it exercise the Existing Warrants, until the earlier to occur of May 1, 2009 or the termination of the Securities Purchase Agreement. If the Private Placement does not occur, WGI will retain the Debentures and the Existing Warrants and will be entitled to exercise any and all of its rights thereunder.

        Under the Securities Purchase Agreement, the Company has further agreed that, effective as of the closing of the Private Placement, all of the directors, other than Harold M. Krisbergh, the Company's Chairman and CEO, will resign and WGI will have the right to name four individuals to be appointed to the board of directors and to participate in the selection of two independent directors to fill the other vacancies. The size of the board of directors immediately following these appointments will be seven members.

        In addition, as a condition to closing the Private Placement, the current senior management team at the Company will enter into employment contracts with the Company. Such employment contracts will have a term of one year and contain standard non-compete and confidentiality provisions. Such contracts will also provide for changes in compensation for these employees, including reductions in base salary, an anticipated new grant of options to the employee, and continued eligibility for the Company's annual bonus and long term incentive bonus compensation, with certain components of these incentives being guaranteed. Pursuant to these new employment agreements, the current executive officers of the Company will receive a grant of options to purchase the Company's Common Stock following the closing of the Private Placement in the following anticipated amounts: Hal Krisbergh: 1,080,000 shares; Randall Gort: 1,080,000 shares; Joel Boyarski: 900,000 shares; and James McLoughlin: 900,000 shares. These option grants will be made under a new stock option plan to be adopted by the board of directors following the closing of the Private Placement.

        The Securities Purchase Agreement contains representations and warranties made by the Company to WGI regarding aspects of its business, financial condition, subsidiaries and structure, as well as other facts pertinent to the Private Placement. The Securities Purchase Agreement also contains representations and warranties made by WGI to the Company regarding facts pertinent to its investment in the Private Placement. The assertions embodied in the representations and warranties contained in the Securities Purchase Agreement are qualified by information in confidential disclosure letters provided by the Company and WGI to each other in connection with the signing of the Securities Purchase Agreement. These disclosure letters contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Securities Purchase Agreement. Moreover, certain representations and warranties in the Securities Purchase Agreement were used for the purpose of allocating risk between the Company and WGI rather than establishing matters as facts. In addition, information concerning the subject matter of these representations and warranties may have changed since the execution of the Securities Purchase Agreement. Accordingly, stockholders should not rely on the representations and warranties in the Securities Purchase Agreement as characterizations of the actual state of facts about the Company or WGI.

        Under the terms of the Securities Purchase Agreement, closing of the Private Placement is subject to certain additional closing conditions, including:

  •
  Receipt of stockholder approval of the Private Placement;

  •
  Stockholder approval of the amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock and the effectiveness of such amendment;

  •
  Execution of the Anti-Dilution Warrant and the Rights Agreement by both the Company and WGI;

  •
  Execution of the agreements relating to the Commercial Relationship by the Company and ACN;

  •
  The continued accuracy of the representations and warranties of the Company in all material respects; and

  •
  The absence of any material adverse change in the assets, liabilities, business or operations of the Company prior to the closing date.

        The Company has agreed that, subject to the fiduciary duties of the board of directors, it will not solicit, participate in discussions or enter into any agreement for any other investment in the Company or business combination with the Company until the earlier of the closing of the Private Placement or the termination of the Securities Purchase Agreement. The Company will be obligated to pay WGI a fee of $500,000 in the event that the Company completes any such transaction within 180 days following the termination of the Securities Purchase Agreement (other than a termination upon mutual agreement of the parties or a termination by WGI for reasons other than a breach by the Company).

  Registration Rights and Governance Agreement

        In connection with the closing of the Private Placement, the Company will enter into the Rights Agreement with WGI and ACN granting them certain rights with respect to the Company's securities they will receive in the Private Placement and in connection with the Commercial Relationship. Under the terms of the Rights Agreement, the Company has agreed to file a registration statement on Form S-3 covering the resale of any shares held by WGI and ACN (including the shares of Common Stock issued in the Private Placement and the Common Stock underlying the warrants to be issued to WGI and ACN). Subject to the Company's ability to suspend the effectiveness of the resale registration statement for a limited period of time under certain circumstances, the Company is required to maintain its effectiveness until the earliest of (i) the date on which all shares of common stock covered by the registration statement have been sold thereunder, or (ii) the date on which all such shares of Common Stock can be sold without registration pursuant to Rule 144 or another similar exemption under the Securities Act.

        In addition, WGI and ACN will have the right to require the Company to file additional registration statements covering the resale of such securities to the extent they are not covered by an effective registration statement. WGI and ACN will also be entitled to "piggy-back" registration rights on all future registrations by the Company (with certain limitations) and on any demand registrations of any other investors, subject to customary underwriters' cutbacks to reduce the number of shares to be registered in view of market conditions.

        The Company and WGI and ACN are required to indemnify each other (and certain other persons) for any claims resulting from, among other things, false or misleading statements, omissions, or violations of federal or state securities laws and any rules or regulations promulgated thereunder, for which we and they are responsible in any registration statement filed pursuant to the terms of the Rights Agreement. The Company is also obligated for registration expenses (exclusive of underwriting discounts and commissions) of all registrations on exercise of the registration rights described above, subject to certain exceptions and limitations.

        Pursuant to the terms of the Rights Agreement, the Company will grant WGI and ACN preemptive rights to purchase a pro rata portion of any Common Stock or other securities convertible into Common Stock issued by the Company, except for shares issued under board-approved employee benefit plans, conversions of Existing Contingent Equity or upon exercise of the Anti-Dilution Warrant or the ACN Warrant.

        Pursuant to the Rights Agreement, WGI will have the right to nominate a total of four of the seven members of the Company's board of directors. WGI's nomination right will be reduced by one director for each reduction in its beneficial ownership of the Company's Common Stock (including any warrants or other purchase rights) below thresholds of 50%, 43%, 29% and 14% of the Company's voting stock. To the extent that such nomination right decreases, the corresponding number of WGI nominees will offer to tender their resignation for acceptance by the board of directors. For example, if WGI's beneficial ownership is reduced to 20%, WGI's nomination right will be reduced to one of the seven members of the board of directors, and three of the four WGI nominees will offer to tender their resignation for acceptance by the Company's board of directors.

  Anti-Dilution Warrant

        Pursuant to the terms of the Securities Purchase Agreement, the Company will issue the Anti-Dilution Warrant to WGI at the closing of the Private Placement. The Anti-Dilution Warrant will be exercisable by WGI initially for up to 140.0 million shares of Common Stock, subject to the limitations on exercisability described in the next sentence. For each share of Common Stock issued by the Company upon the exercise or conversion of any Existing Contingent Equity, the New Contingent Equity or the ACN Warrant, WGI may exercise the Anti-Dilution Warrant for 1.7027027 shares of Common Stock at an exercise price of $0.01 per share. The Anti-Dilution Warrant is designed to ensure that WGI may maintain 63% of the issued and outstanding shares of capital stock of the Company in the event that any capital stock of the Company is issued in respect of such options, warrants, restricted stock and other convertible securities of the Company. The term of the Anti-Dilution Warrant is ten years from the date of issuance, and the shares subject to the Anti-Dilution Warrant will be decreased proportionally upon the expiration of any Existing Contingent Equity, New Contingent Equity, and the ACN Warrant.

Dilutive Effect and Impact of the Private Placement on Existing Stockholders

        The Company's current stockholders will incur immediate and significant dilution of their percentage of stock ownership in the Company if the Private Placement closes. Pursuant to the Securities Purchase Agreement, upon closing of the Private Placement, WGI will acquire 63% of the issued and outstanding capital stock of the Company. In addition, the Company will issue to WGI the Anti-Dilution Warrant which is designed to ensure that WGI may maintain 63% of the issued and outstanding shares of capital stock of the Company in the event that any capital stock of the Company is issued in respect of Existing Contingent Equity, New Contingent Equity and the ACN Warrant. Accordingly, at closing, the ownership percentage of the Company's current holders of Common Stock will be reduced to 37% of the outstanding shares of Common Stock and may be further reduced in the future to the extent the Anti-Dilution Warrant or the ACN Warrant are exercised.

        Following the completion of the Private Placement, WGI will be the Company's largest stockholder with 63% of the outstanding shares of the Company's capital stock. In addition, ACN will have the right to acquire up to 38.2 million shares of the Company's Common Stock under the ACN Warrant. Under the terms of the Rights Agreement, WGI and ACN will be entitled to maintain their respective ownership percentage in the Company. Accordingly, WGI and ACN will have significant influence over matters submitted to our stockholders, including any potential change of control transactions. The interests of WGI and ACN may be different from the interests of the Company's stockholders, and they may be able to influence the Company in a way inconsistent with the interests of the Company's other stockholders. This concentration of voting power may deter other companies from seeking to acquire the Company, which could have a negative effect on the trading price of the Company's Common Stock.

Potential Effect of Private Placement on Use of Net Operating Loss Carryforwards

        The Company has accrued a net operating loss ("NOL") carryforward of approximately $230.5 million as of December 31, 2007. Our ability to use our NOLs could be substantially reduced if we experience an "ownership change," as defined under Section 382 of the Internal Revenue Code. The calculation of an "ownership change" under the Internal Revenue Code is based on the cumulative ownership changes in our Common Stock by stockholders that own, or are deemed to own, 5% or more of our Common Stock over a rolling three-year period. Our issuance of the Shares to WGI in the Private Placement will result in a significant limitation on the amount of the NOLs we would be able to use to offset income that we generate in future years.

Stockholder Approval

        The Company's securities are currently quoted on the OTC Bulletin Board and are not listed on the NASDAQ Stock Market or any other national securities exchange. Accordingly, the Company is not currently subject to the continued listing requirements of NASDAQ that would otherwise require transactions such as the Private Placement to be approved by stockholders. While stockholder approval of the Private Placement is not required by law, regulation, listing requirements or the Company's corporate governance documents, the Company's board of directors believes that the Private Placement should be submitted to the Company's stockholders, and the Company and WGI have conditioned the closing of the Private Placement on the receipt of approval of the holders of a majority of the outstanding shares of Common Stock. This condition may be waived by agreement of the parties in their sole discretion, and the board of directors has not determined what action will be taken if the Private Placement is not approved by stockholders. Stockholders are not entitled to appraisal rights with respect to the Private Placement and the Company will not independently provide the stockholders with any such rights.

        The board of directors believes that the Private Placement is advisable and in the best interests of the Company and its stockholders and it is therefore recommending that the stockholders approve the Private Placement.

        Under the terms of the Securities Purchase Agreement, the affirmative vote of a majority of outstanding shares of WorldGate entitled to vote at the Meeting will be required to authorize and approve the Private Placement. Abstentions and broker non-votes will have the same effect as a vote "Against" this proposal.

Information Regarding New Directors

        As described above, effective as of the closing of the Private Placement all of our directors, other than Harold M. Krisbergh, the Company's current Chairman and CEO, will resign from the board and the WGI nominees named below will be appointed to the board of directors. Each of the nominees named below is a principal of WGI. Under the terms of the Rights Agreement described above, WGI will have the right to nominate four of the seven members of our board of directors, which right will be reduced to the extent that WGI's beneficial ownership of the Company's Common Stock is reduced. Following the closing, the board of directors will select two independent directors to fill the remaining vacancies on the board of directors. Following is information regarding each of the four individuals that WGI currently expects to name to be appointed to our board of directors upon the closing of the Private Placement.

  Robert Stevanovski, age 45, is one of the co-founders of ACN. Mr. Stevanovski has served as Chairman of ACN since its founding in 1993. Mr. Stevanovski is the brother of David Stevanovski.

  Gregory Provenzano, age 49, is one of the co-founders of ACN. Mr. Provenzano has served as President of ACN since its founding in 1993.

  Anthony Cassara, age 54, currently serves as President of Cassara Management Group, Inc., a privately held business counseling practice focused on the telecommunications industry. Prior to founding Cassara Management Group, Mr. Cassara was President of the Carrier Services division at Frontier Corporation and later at Global Crossing.

  David Stevanovski, age 42, has served in a number of positions at ACN since joining ACN in 1996, and currently serves as Chief Operating Officer of ACN North America. Mr. Stevanovski is the brother of Robert Stevanovski.

        In accordance with our bylaws, each appointed director's term of office will expire at our 2009 annual meeting of stockholders, and each director will hold office until the election and qualification of the director's successor or until the director's earlier death, removal or resignation. As a result of their ownership interests in both WGI and ACN, each of the foregoing individuals that WGI expects to name to be appointed to our board of directors upon the closing of the Private Placement may be deemed to have a direct or indirect interest in the Private Placement and the Commercial Relationship.

  Director Compensation

        Pursuant to our 2003 Equity Incentive Plan, non-employee directors, which would include each of the foregoing individuals, are entitled to receive an annual stock grant of 10,000 shares, vesting in equal amounts over four years, issued at the fair market value on the date of grant, a stipend of $1,000 for each board or committee meeting the director attends in person, and $250 for each meeting attended telephonically. Furthermore, we currently pay an annual stipend of $10,000 for each year, as well as an initial stock grant of 30,000 shares upon becoming a non-employee director. We also reimburse non-employee directors for reasonable travel expenses for attending board or committee meetings. We currently anticipate that any principals of WGI who serve on our board of directors waive any compensation for their services on our board, but we expect to reimburse these individuals for reasonable travel expenses related to their attendance at board or committee meetings.

  Beneficial Ownership of Common Stock by New Directors

        Upon the closing of the Private Placement, WGI will own approximately 63% of the Company's outstanding Common Stock. Each of Messrs. R. Stevanovski, Provenzano, Cassara and D. Stevanovski is a principal of WGI and ACN and may be deemed to beneficially own the shares of Common Stock held by WGI or issuable upon exercise of the Anti-Dilution Warrant and the ACN Warrant.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth information as of January 13, 2009 regarding beneficial ownership of our Common Stock by the following persons:

  •
  each person who is known to us to own beneficially more than 5% of the outstanding shares of Common Stock,

  •
  each current director of the Company,

  •
  each "named executive officer" of the Company (as defined in the rules and regulations of the SEC), and

  •
  all current directors and executive officers as a group.

        Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. Percentage of ownership is based on an aggregate of 118,906,345 shares of Common Stock outstanding on January 13, 2009. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares, subject to applicable community property laws. Shares of Common Stock subject to options or warrants exercisable within 60 days of January 13, 2009 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the mailing address of the beneficial owners is 3190 Tremont Avenue, Suite 100, Trevose, Pennsylvania 19053.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Ownership
David Tomasello(1)	9,490,501	7.8%
Antonio Tomasello(2)	8,689,587	7.2%
Hal M. Krisbergh(3)	5,729,046	4.8%
Randall J. Gort(4)	1,092,650	*
Joel Boyarski(5)	795,859	*
James McLoughlin(6)	725,650	*
Martin Jaffe(7)	121,500	*
Lemuel Tarshis(8)	85,200	*
Clarence L. Irving, Jr.(9)	79,500	*
Jeff Morris(10)	72,000	*
Steven C. Davidson(11)	71,500	*
All current directors and executive officers as a group (9 persons)(12)	8,772,905	7.2%

*
Less than 1% of the outstanding Common Stock.

(1)
Includes options to purchase 7,500 shares. Also includes 668,914 shares of common stock held directly, 124,500 shares of common stock held beneficially as a result of Mr. Tomasello's position with Cometasa, and 8,689,587 shares of common stock held beneficially as a result of a power of attorney over the accounts of his father Antonio Tomasello (which shares are also reported in this table as being directly owned by Antonio Tomasello). Mr. Tomasello resigned as a director as of January 9, 2009. The information provided for the shares over which Mr. Tomasello has a power of attorney is based on a Schedule 13D/A filed by Antonio Tomasello on October 11, 2007.

(2)
Includes 6,125,485 shares and 2,564,102 warrants to buy shares, each of which is held directly. The information provided for Mr. Tomasello is based on a Schedule 13D/A filed by Mr. Tomasello on October 11, 2007.

(3)
Includes options to purchase 343,750 shares of common stock. Also includes 4,785,358 shares of common stock which are held directly, 300,000 shares of common stock held by the Krisbergh Family Foundation, and 299,938 shares of common stock held by Mr. Krisbergh's spouse.

(4)
Includes options to purchase 642,708 shares of common stock. Also includes 106,063 shares of common stock held directly, and 68,879 shares of common stock held by Mr. Gort as custodian for his minor children and 275,000 shares of restricted stock directly held by Mr. Gort which vest upon the Company achieving certain financial performance.

(5)
Includes options to purchase 536,488 shares of common stock. Also includes 9,371 shares of common stock held directly and 250,000 shares of restricted stock directly held by Mr. Boyarski which vest upon the Company achieving certain financial performance.

(6)
Includes options to purchase 475,650 shares of common stock. Also includes 250,000 shares of restricted stock directly held by Mr. McLoughlin which vest upon the Company achieving certain financial performance.

(7)
Includes options to purchase 61,500 shares of common stock. Also includes 60,000 shares of common stock held directly.

(8)
Includes options to purchase 68,000 shares of common stock. Also includes 5,200 shares of common stock held directly and 12,000 shares of common stock held by Mr. Tarshis' spouse.

(9)
Includes options to purchase 79,500 shares of common stock.

(10)
Includes options to purchase 72,000 shares of common stock

(11)
Includes options to purchase 61,500 shares of common stock. Also includes 10,000 shares of common stock held directly.

(12)
Includes options to purchase an aggregate of 2,341,096 shares of common stock and an aggregate of 775,000 shares of performance-based restricted stock held by the current directors and executive officers.

 Stockholder's Proposals for 2009 Annual Meeting

        Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with regulations adopted by the SEC. To be considered for inclusion in the proxy statement and form of proxy relating to the 2009 annual meeting, such proposals must be received by the Company a reasonable time before the Company begins to print, mail and release its proxy materials. The Company typically holds in annual meeting in mid October. Such proposals must relate to matters appropriate for stockholder action and be consistent with regulations of the Securities and Exchange Commission.

        Stockholder proposals not intended to be included in the proxy statement and form of proxy for the 2009 annual meeting may still be submitted for consideration at the 2009 annual meeting, although they will not be included in the proxy statement, if the submission complies with the procedural and information requirements set forth in the Company's bylaws. Accordingly, written notice must be sent to the Secretary of the Company no earlier than 120 calendar days before the actual meeting and no later than the 10th calendar day following the calendar day on which the Company first announces the meeting date to the public. All proposals should be directed to the attention of the Secretary of the Company.

Other Matters

        As of the date of this proxy statement, our board of directors knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Multiple Stockholders Sharing The Same Address

        If you and other residents at your mailing address own shares of Common Stock through a broker or bank, your broker or bank may have sent you a notice that your household will receive only one Notice. This practice, known as "householding," reduces our printing and postage costs and eliminates duplicate mailings that stockholders living at the same address receive. If you or any stockholder residing at your mailing address wishes to receive separate Notices, write or telephone us as follows: WorldGate Communications, Inc., Attn: Investor Relations, 3190 Tremont Avenue, Trevose, PA 19053, telephone number: (215) 354-5100, facsimile number: (215) 354-1049. If you and other residents at your mailing address are receiving multiple copies of the Notice and wish to receive single copies in the future, contact us at the above phone number or address.

 Where You Can Find Additional Information

        We file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). You may read and copy this information at the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. You also may obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Further information on the operation of the SEC's Public Reference Room in Washington, D.C. can be obtained by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, such as us, who file electronically with the SEC. The address of that site is http://www.sec.gov.

        The Company will, upon request, furnish to its stockholders, free of charge, a copy of the Company's most recent Annual Report on Form 10-K. All requests for copies should be addressed to the attention of Investor Relations at WorldGate's corporate offices at 3190 Tremont Avenue, Trevose, PA 19053.

        Electronic copies of this proxy statement are available on the Company's website at http://www.wgate.com/corporate/investor/proxy. We are not including the information contained on our website as a part of, or incorporating it by reference into, this proxy statement.

By order of the board of directors;
/s/ HAL KRISBERGH HAL KRISBERGH Chairman and Chief Executive Officer

February 13, 2009

Annex A

SECURITIES PURCHASE AGREEMENT

by and between

WORLDGATE COMMUNICATIONS, INC.

and

WGI INVESTOR LLC

December 12, 2008

Execution Version

WORLDGATE COMMUNICATIONS, INC.

SECURITIES PURCHASE AGREEMENT

        This SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated as of December 12, 2008, and is by and between (i) WorldGate Communications, Inc., a Delaware corporation, with its principal office at 3190 Tremont Avenue, Trevose, PA 19053 (the "Company") and (ii) WGI Investor LLC, a Delaware limited liability company (the "Purchaser").

        WHEREAS, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, an aggregate of 202,462,155 shares, which number of shares is subject to adjustment in accordance with the terms of this Agreement (the "Shares"), of the authorized but unissued shares of common stock, $0.01 par value per share, of the Company (the "Common Stock"), upon the terms and subject to the conditions set forth in this Agreement;

        WHEREAS, the Purchaser and YA Global (as defined herein) have entered into that certain purchase agreement pursuant to which the Purchaser acquired the Debentures and the YA Global Warrants (each as defined herein) (the "YA Global Agreement");

        WHEREAS, simultaneously herewith, the Company and the Purchaser are entering into that certain letter agreement related to the Debentures and the YA Global Warrants (the "Letter Agreement");

        WHEREAS, the Purchaser and the Company have agreed that, prior to the Closing (as defined herein), the Company will enter into a commercial agreement with ACN Digital Phone Service, LLC, a Delaware limited liability company ("ACN"), whose ownership includes the owners of the Purchaser, in form and substance mutually acceptable to ACN and the Company (the "Commercial Agreement");

        WHEREAS, upon the Closing (as defined herein), the Purchaser shall own sixty-three percent (63%) of the issued and outstanding shares of capital stock of the Company, and the Company shall issue the Anti-Dilution Warrant (as defined herein) to the Purchaser so that the Purchaser may maintain ownership of sixty-three percent of the issued and outstanding shares of capital stock of the Company in the event any capital stock of the Company is issued in respect of the Existing Contingent Equity (as defined herein) and the ACN Warrant (as defined herein); and

        WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended.

        NOW, THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Definitions.    As used in this Agreement, the following terms shall have the following respective meanings:

          (a)   "ACN" has the meaning set forth in the recitals to this Agreement.

          (b)   "ACN Warrant" means that certain Warrant, in form and substance mutually acceptable to ACN and the Company, to be issued by the Company to ACN as of the Closing Date in connection with the Commercial Agreement.

          (c)   "ACN Warrant Shares" means the shares of Common Stock issuable upon exercise of the ACN Warrant.

          (d)   "Action" has the meaning set forth in Section 3.12.

          (e)   "Affiliate" means any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, a Person, as such terms are used and construed under Rule 144 (as defined below).

          (f)    "Agreement" has the meaning set forth in the preamble hereof.

          (g)   "Alternative Transaction" has the meaning set forth in Section 6.14.

          (h)   "Anti-Dilution Warrant" means that certain Warrant, in form and substance mutually acceptable to the Company and the Purchaser, to be issued by the Company to the Purchaser as of the Closing Date.

          (i)    "Balance Sheet Date" means September 30, 2008.

          (j)    "Board" means the board of directors of the Company.

          (k)   "Bylaws" means the bylaws of the Company, as amended.

          (l)    "Cash Consideration" has the meaning set forth in Section 2.1.

          (m)  "Certificate of Incorporation" means the Amended and Restated Certificate of Incorporation of the Company, as amended.

          (n)   "Closing" has the meaning set forth in Section 2.2.

          (o)   "Closing Date" has the meaning set forth in Section 2.2.

          (p)   "Commercial Agreement" has the meaning set forth in the recitals to this Agreement.

          (q)   "Common Stock" has the meaning set forth in the recitals to this Agreement.

          (r)   "Company" has the meaning set forth in the preamble of this Agreement.

          (s)   "Debentures" means, collectively, (a) that certain Amended and Restated Secured Convertible Debenture issued by the Company to YA Global in the original principal amount of $6,000,000, dated May 17, 2007 (originally issued on August 11, 2006), and (b) that certain Amended and Restated Secured Convertible Debenture issued by the Company to YA Global in the original principal amount of $5,000,000, dated May 17, 2007 (originally issued on October 13, 2006).

          (t)    "Effective Date" means the date on which the Registration Statement covering the resale of the Shares is initially declared effective by the SEC.

          (u)   "Employment Agreements" has the meaning set forth in Section 6.15 of this Agreement.

          (v)   "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

          (w)  "Existing Contingent Equity" means any and all outstanding options, restricted stock, convertible notes and debentures, warrants, rights, pledges, calls, puts, contracts or other rights, agreements or commitments to subscribe for, purchase, or issue any equity interests of the Company or that grant any rights to acquire, any of the capital stock of the Company, existing as of the date hereof, but expressly excluding the YA Global Warrants.

          (x)   "Existing Registration Rights Agreement" means that certain Investor Registration Rights Agreement, dated as of August 1, 2006, between the Company and YA Global.

          (y)   "Financial Statements" means the financial statements of the Company included in the SEC Documents.

          (z)   "Governmental Authorizations" has the meaning set forth in Section 3.18.

         (aa)  "Intellectual Property" means all intellectual property, including but not limited to (A) inventions (whether patentable or unpatentable and whether or not reduced to practice), ideas, research and techniques, technical designs, discoveries and specifications, improvements, modifications, adaptations, and derivations thereto, models, and industrial designs, (B) marks, logos, trade dress, brand names and trade names, assumed names, corporate names and other indications of origin (whether registered or unregistered), (C) works of authorship, (D) trade secrets, know-how and confidential business information, (E) software, (F) Internet domain names, (G) customer lists, and (H) documentation related to any of the foregoing, and includes all Intellectual Property Rights in and to the foregoing. "Intellectual Property Rights" means (i) patents, patent applications, and patent disclosures, together with reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof (the "Patents"), (ii) trademarks, service marks, trade name rights and similar rights, (iii) rights associated with works of authorship, including copyrights (whether registered or unregistered and any applications for registration therefor, including any modifications, extensions, or renewals thereof) and moral rights, (iv) trade secrets, know-how and confidential business information and rights in any jurisdiction to limit the use or disclosure thereof by any Person, and (v) publicity rights.

         (bb)  "Letter Agreement" has the meaning set forth in the recitals to this Agreement.

         (cc)  "Listed Stockholders" has the meaning set forth in Section 5.1(f) of this Agreement.

         (dd)  "Material Adverse Effect" has the meaning set forth in Section 3.1 of this Agreement.

         (ee)  "OTCBB" means the over-the-counter bulletin board.

          (ff)  "Person" (whether or not capitalized) means an individual, entity, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization or any other form of entity not specifically listed herein, and any government, governmental department or agency or political subdivision thereof.

         (gg)  "Proxy Statement" has the meaning set forth in Section 6.8(c)(i) of this Agreement.

         (hh)  "Proxy Statement Date" has the meaning set forth in Section 6.8(c)(i) of this Agreement.

           (ii)  "Purchaser" has the meaning set forth in the preamble of this Agreement.

           (jj)  "Registration Rights Agreement" means that certain Registration Rights and Governance Agreement, in form and substance mutually acceptable to the Company, the Purchaser, and ACN, to be entered into by and among the Company, the Purchaser, and ACN as of the Closing Date, pursuant to which the Company, among other things, shall register for resale of the Shares and the shares underlying the Warrants on the terms set forth therein.

         (kk)  "Registration Statement" means any registration statement required to be filed by the Company under the Securities Act pursuant to the terms of the Registration Rights Agreement.

           (ll)  "Regulation D" has the meaning set forth in the recitals to this Agreement.

      (mm)  "Rule 144" means Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

         (nn)  "SEC" means the Securities and Exchange Commission.

         (oo)  "SEC Documents" means all reports required to be filed by the Company under the Exchange Act for the two (2) years preceding the date hereof, as well as all exhibits included, and documents incorporated by reference, therein.

         (pp)  "Securities" means the Shares, the Anti-Dilution Warrant, and the Warrant Shares.

         (qq)  "Securities Act" means the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

          (rr)  "Shares" has the meaning set forth in the recitals to this Agreement.

          (ss)  "Stockholder Approval" has the meaning set forth in Section 6.8(a) of this Agreement.

          (tt)  "Stockholder Meeting" has the meaning set forth in Section 6.8(c)(iii) of this Agreement.

         (uu)  "Subsidiaries" has the meaning set forth in Section 3.17 of this Agreement.

         (vv)  "Transfer Agent Instructions" means irrevocable instructions given in writing by the Company to the Company's transfer agent to issue an original stock certificate to the Purchaser for the Shares.

        (ww)  "Transaction Documents" means, collectively, this Agreement, the Registration Rights Agreement, the Commercial Agreement, the Warrants, and any other documents or agreements executed in connection with the transactions contemplated by this Agreement.

         (xx)  "Warrants" means, collectively, the Anti-Dilution Warrant and the ACN Warrant.

         (yy)  "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Anti-Dilution Warrant.

         (zz)  "YA Global" means YA Global Investments, L.P., an exempt Cayman Islands limited partnership, f/k/a Cornell Capital Partners, LP.

       (aaa)  "YA Global Agreement" has the meaning set forth in the recitals to this Agreement.

       (bbb)  "YA Global Warrants" means the following warrants purchased by the Purchaser pursuant to the YA Global Agreement: Warrant No. WGAT-2006-1, Warrant No. WGAT-2006-2, Warrant No. WGAT-2006-3, Warrant No. WGAT-2006-4, Warrant No. WGAT-2006-5, and Warrant No. WGAT-2006-6.

        2.     Purchase and Sale; Closing; Other Agreements.

          2.1.    Purchase and Sale.    Subject to and upon the terms and conditions set forth in this Agreement, the Company agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, at the Closing, the Shares and the Anti-Dilution Warrant to ensure that the Purchaser shall own sixty-three percent (63%) of the issued and outstanding capital stock of the Company in the event of the issuance of any capital stock of the Company in accordance the Existing Contingent Equity or the ACN Warrant. At the Closing, the Purchaser shall deliver, as consideration for the Shares and the Anti-Dilution Warrant (a) $900,000, in immediately available funds (the "Cash Consideration"), (b) the Debentures, for cancellation, and (c) the YA Global Warrants, for cancellation (collectively, the "Purchase Price"). To the extent that any funds shall be advanced to the Company by the Purchaser between the date of this Agreement and the Closing, such funds shall be deemed to be included in, and treated as an adjustment to, the Purchase Price.

          2.2.    Closing.    The closing of the transactions contemplated under this Agreement (the "Closing") shall take place as soon as possible and within three (3) business days after the satisfaction or waiver of the conditions set forth in Section 5 below (unless agreed to otherwise by the Company and the Purchaser), at the offices of Bingham McCutchen LLP, 2020 K Street, Washington, D.C., 20006, at 10:00 a.m. At the Closing, (a) the Company shall deliver to the Purchaser an original stock certificate, registered in the Purchaser's name, representing the Shares, (b) the Purchaser shall deliver to the Company the Cash Consideration by wire transfer of immediately available funds to such account as the Company shall designate in writing, (c) the Company shall deliver to the Purchaser the executed Anti-Dilution Warrant, and (d) the Purchaser shall surrender to the Company, for cancellation, the Debentures, as amended by the Letter Agreement, and the YA Global Warrants. The date on which the Closing actually occurs is the "Closing Date".

          2.3.    Adjustment in Number of Shares.    The number of Shares to be purchased by the Purchaser hereunder shall be adjusted at Closing as follows: for each share of Common Stock issued by the Company upon the exercise of any Existing Contingent Equity or the ACN Warrant from period beginning on the date hereof and ending on the Closing Date, the number of Shares shall be increased by 1.7027027 shares of Common Stock. Such adjustment shall also be reflected by a reduction in the number of shares available for issuance under the Anti-Dilution Warrant.

          2.4.    Agreements related to YA Global Agreement.    Prior to the Closing, in accordance with the Letter Agreement, the Purchaser shall not convert, or otherwise take any action to assert rights or remedies under, any of the Debentures, as amended by the Letter Agreement, or exercise any of the YA Global Warrants. At the Closing, the Purchaser shall surrender to the Company, for cancellation, the Debentures, as amended by the Letter Agreement, and the YA Global Warrants. In the event that the Closing does not occur, the Purchaser shall be entitled to exercise any and all of its rights in respect of the Debentures, as amended by the Letter Agreement, and the YA Global Warrants, in each case in accordance with the respective terms thereof.

        3.     Representations and Warranties of the Company.    The Company hereby represents and warrants to the Purchaser, as of the date of this Agreement and as of the Closing Date, and except as set forth on the specific schedule furnished by the Company to the Purchaser (collectively, the "Disclosure Schedule") attached hereto as Schedule 1, as follows:

          3.1.    Incorporation.    The Company and each of the Subsidiaries is a corporation or other entity duly organized, validly existing and in good standing under the laws of the State of Delaware (or such other applicable jurisdiction of incorporation or formation), and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or the character of the property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in (a) a material adverse effect on the legality, validity or enforceability of this Agreement or any of the other Transaction Documents and the transactions contemplated hereby and thereby, (b) a material adverse effect on the assets, liabilities (contingent or otherwise), business, affairs, operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (c) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under this Agreement or any of the other Transaction Documents and the transactions contemplated hereby and thereby (any of (a), (b), or (c), a "Material Adverse Effect"). Each of the Company and the Subsidiaries has all requisite corporate power and authority to carry on its business as now conducted and to carry out the transactions contemplated hereby and in the other Transaction Documents. Neither the Company nor any of the Subsidiaries is in violation of any of the provisions of its certificate of incorporation (or other similar corporate formation or organization document) or bylaws (or other similar corporate governance document).

          3.2.    Capitalization.    The authorized capital stock of the Company consists of (a) 200,000,0000 shares of Common Stock, of which 118,906,345 shares are outstanding as of the date of this Agreement and (b) 13,500,000 shares of preferred stock, of which there are no shares outstanding as of the date of this Agreement. 29,038,102 shares of the Company's capital stock are issuable and reserved for issuance pursuant to option plans or securities (other than outstanding shares of Common Stock) exercisable for, or convertible into or exchangeable for, shares of capital stock of the Company as follows: (i) stock options to purchase 6,060,364 shares of the Common Stock have been issued under existing approved stock plans and 833,000 restricted shares have been granted that are subject to performance vesting criteria with none being vested as of the date hereof, (ii) 1,998,427 shares are reserved for future issuance under existing approved stock plans, and (iii) warrants to purchase 20,146,311 shares of the Common Stock have been issued under outstanding warrant agreements. 26,206,675 shares of Common Stock are issuable pursuant to the Existing Contingent Equity. All shares of the Company's issued and outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and non-assessable and were issued in full compliance with applicable state and federal securities laws and rights of third parties. Except as set forth on Schedule 3.2 to the Disclosure Schedule, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, excluding the Shares to be issued to the Purchaser as contemplated by this Agreement and the Warrant Shares, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other securities or equity interests. Except as set forth on Schedule 3.2 to the Disclosure Schedule, the issuance and sale of the Shares and the Warrant Shares will not obligate the Company to issue or sell, pursuant to any pre-emptive right or otherwise, shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any outstanding shares of capital stock or other securities. Except as set forth on Schedule 3.2 to the Disclosure Schedule, the issuance and sale of the Shares and the Warrant Shares will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

          3.3.    Registration Rights.    Except as set forth on Schedule 3.3 to the Disclosure Schedule or as otherwise provided in the Existing Registration Rights Agreement, (a) the Company has not granted or agreed to grant to any Person any right (including "piggy-back" and demand registration rights) to have any shares of capital stock or other securities of the Company registered with the SEC or any other governmental authority and (b) no person has the right to prohibit the Company from filing the Registration Statement.

          3.4.    Authorization; Enforcement.    The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company, other than receipt of the Stockholder Approval. Each of this Agreement and the other Transaction Documents has been (or upon delivery will have been) duly executed by the Company, and when delivered in accordance with the terms hereof, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. The Company has all requisite corporate power and authority to enter into this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby and otherwise to carry out and perform its obligations under their respective terms.

          3.5.    Valid Issuance of the Shares.    As of the Closing Date, the Shares will be within the authorized share capital of the Company and will have been duly authorized and, when issued pursuant to the terms of this Agreement, validly issued, fully paid and nonassessable and not subject to any encumbrances and restrictions except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws, preemptive rights or any other similar contractual rights of the stockholders of the Company or any other Person. As of the Closing Date, the shares issuable in accordance with the Warrants are within the authorized share capital of the Company and, upon issuance in accordance with the terms of the Warrants, will be validly issued and fully paid.

          3.6.    Financial Statements.    At the time of filing, the Financial Statements and the related notes thereto complied as to form in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto in effect at the time of filing. The Financial Statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods covered thereby (except as may be otherwise specified in the Financial Statements or the notes thereto and except that unaudited financial statements may not be reconciled to GAAP or contain all footnotes required by GAAP) and present fairly, in all material respects, the financial position of the Company and the Subsidiaries and the results of operations and cash flows as of the date and for the periods indicated therein subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

          3.7.    SEC Documents.    As of their respective filing dates, and except as set forth in Schedule 3.7 to the Disclosure Schedule, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and none of the SEC Documents contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. All contracts, agreements, instruments and other documents to which the Company is a party or to which the property or assets of the Company are subject are included as part of, or specifically identified in, the SEC Documents to the extent required by the rules and regulations of the SEC as in effect at the time of filing, and each such contract, agreement, instrument and other document is legal, valid, binding and enforceable against the Company in accordance with their respective terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. Except as set forth on Schedule 3.7 to the Disclosure Schedule, the Company has prepared and filed with the SEC all filings and reports required by the Securities Act and the Exchange Act to make the Company's filings and reports current and timely filed in all respects. Except as set forth in the SEC Documents, and except for liabilities and obligations incurred since the Balance Sheet Date in the ordinary course of business, consistent with past practice: (a) the Company and the Subsidiaries do not have any material liabilities or obligations (whether absolute, accrued, contingent or otherwise); and (b) there has not been any aspect of the prior or current conduct of the business of the Company or the Subsidiaries which may form the basis for any material claim by any third party which if asserted could result in a Material Adverse Effect.

          3.8.    Consents.    Except for (a) the filing and effectiveness of the Registration Statement, (b) any required state "blue sky" law filings in connection with the transactions contemplated hereunder or under the other Transaction Documents and (c) the Stockholder Approval, all material consents, approvals, orders and authorizations required on the part of the Company in connection with the execution or delivery of, or the performance of the obligations under, this Agreement and the other Transaction Documents, and the consummation of the transactions contemplated herein and therein, have been obtained and will be effective as of the date hereof. The execution and delivery by the Company of this Agreement and the other Transaction Documents, the consummation of the transactions contemplated herein and therein, and the issuance of the Securities do not require the consent or approval of any third party or any lender to, the Company or the OTCBB.

          3.9.    No Conflict; Compliance With Laws.

          (a)   The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, including the issuance of the Securities, do not and will not (i) conflict with or violate any provision of the Certificate of Incorporation or Bylaws or the certificate of incorporation (or other charter documents) or bylaws (or other similar documents) of any of the Subsidiaries, (ii) breach, conflict with or result in any violation of or default (or an event that with notice or lapse of time or both would become a default) under, or give rise to a right of termination, amendment, acceleration or cancellation (with or without notice or lapse of time, or both) of any obligation, contract, commitment, lease, agreement, mortgage, note, bond, indenture or other instrument or obligation to which the Company or any of the Subsidiaries is a party or by which they or any of their properties or assets are bound, except in each case to the extent such breach, conflict, violation, default, termination, amendment, acceleration or cancellation does not, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in a violation of any statute, law, rule, regulation, order, ordinance or restriction applicable to the Company, the Subsidiaries or any of their properties or assets, or any judgment, writ, injunction or decree of any court, judicial or quasi-judicial tribunal applicable to the Company, the Subsidiaries or any of their properties or assets.

          (b)   Except as set forth on Schedule 3.9 to the Disclosure Schedule, neither the Company nor any of the Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of the Subsidiaries), nor has the Company or any of the Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties or assets is bound (whether or not such default or violation has been waived) or (ii) is in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, employment and labor matters, and securities regulation (including the Securities Act and the Exchange Act) except in each case as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          3.10.    Brokers or Finders.    Neither the Company nor any of the Subsidiaries has dealt with any broker or finder in connection with the transactions contemplated by this Agreement or the other Transaction Documents, and neither the Company nor any of the Subsidiaries has incurred, or shall incur, directly or indirectly, any liability for any brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or the other Transaction Documents, or any transaction contemplated hereby or thereby.

          3.11.    Over-The-Counter-Bulletin Board.    The Company's Common Stock is currently listed on the OTCBB, and there are no proceedings to revoke or suspend such listing.

          3.12.    Absence of Litigation.    Except as set forth in the SEC Documents, there is no action, suit, inquiry, notice of violation, proceeding, or investigation nor, to the knowledge of the Company, is any of the above threatened against the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (each an "Action") which (a) adversely affects or challenges the legality, validity or enforceability of this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby, including the issuance of the Securities, or (b) could have or result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty associated with such director or officer's service to or association with the Company. To the knowledge of the Company, there has not been and there is not pending or threatened, any investigation by the SEC involving the Company or any current or former director or officer of the Company associated with such director or officer's service to or other association with the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

          3.13.    No Undisclosed Liabilities; Indebtedness.    Since the Balance Sheet Date, the Company and the Subsidiaries have incurred no liabilities or obligations, whether known or unknown, asserted or unasserted, fixed or contingent, accrued or unaccrued, mature or unmatured, liquidated or unliquidated, or otherwise, except for liabilities or obligations, that, individually or in the aggregate, do not or would not have a Material Adverse Effect and other than liabilities and obligations arising in the ordinary course of business. Except for indebtedness under the Debentures, the Company has no indebtedness outstanding as of the date hereof and is not in default with respect to any outstanding indebtedness or any instrument relating thereto.

          3.14.    Property.

          (a)   Personal Property.    Each of the Company and the Subsidiaries has good and marketable title to, or has valid rights to lease or otherwise use, all items of personal property that are material to the business of the Company and the Subsidiaries, free and clear of all liens and encumbrances except those, if any, reflected in the Financial Statements, incurred in the ordinary course of business consistent with past practice or in connection with the Debentures.

          (b)   Real Property.    Each of the Company and the Subsidiaries has good and marketable title to, or has valid rights to lease or otherwise use, all the real property that is material to the business of the Company and the Subsidiaries, free and clear of all liens and encumbrances except those, if any, reflected in the Financial Statements, incurred in the ordinary course of business consistent with past practice or in connection with the Debentures. Any real property and facilities held under lease by the Company or the Subsidiaries are held by it or them under valid, subsisting and enforceable leases (subject to laws of general application relating to bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally and other equitable remedies) with which the Company and the Subsidiaries are in compliance in all material respects. The real property located at 3190 Tremont Avenue, Trevose, PA 19053 is being used by the Company in compliance with all applicable zoning and other laws, including licensing standards, health and safety code regulations, fire regulations and any other applicable city, county or state regulations.

          3.15.    Labor Relations.    No labor or employment dispute exists or, to the knowledge of the Company, is imminent or threatened, with respect to any of the employees of the Company or any of the consultants of the Company, that has, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          3.16.    Intellectual Property.

          (a)   Schedule 3.16 to the Disclosure Schedule lists all registered and material unregistered trademarks and applications therefor, registered trade names, registered service marks, registered copyrights and applications therefor, patents and patent applications, and the jurisdictions in which each of the foregoing was or is filed or registered, if owned by or licensed to the Company or any of the Subsidiaries and indicating whether owned by or licensed to the Company or any of the Subsidiaries. All patents, registered trademarks, registered trade names, registered service marks and registered copyrights held by the Company or any of the Subsidiaries are valid and subsisting. All necessary registration, maintenance and renewal fees in connection with the foregoing have been paid and all necessary documents and certificates in connection with the foregoing have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of perfecting, prosecuting and maintaining the foregoing. To the extent there are any actions that are required to be taken by Company within one hundred twenty (120) days of the date of this Agreement with respect to any of the foregoing, the Company will do so in consultation with the Purchaser.

          (b)   Each of the Company and the Subsidiaries owns, or is validly licensed or otherwise has the right to use, and solely with respect to that which is owned by the Company or the Subsidiaries free and clear of any liens and encumbrances, all Intellectual Property used by or necessary for the Company to carry on its business as currently conducted. To the knowledge of the Company, such Intellectual Property constitutes all the Intellectual Property necessary to the conduct of the business of the Company and the Subsidiaries as currently conducted by the Company and the Subsidiaries, including the design, development, manufacture, use, import and sale of products and technology and the performance of services.

          (c)   To the knowledge of the Company, none of the Company or any of the Subsidiaries has infringed upon or misappropriated any Intellectual Property or other proprietary information of any other Person that could reasonably be expected to result in a Material Adverse Effect. None of the Company or any of the Subsidiaries has received any written charge, complaint, claim, demand or notice alleging that the Company or any of the Subsidiaries has infringed or misappropriated any Intellectual Property of any other Person nor, to the knowledge of the Company, is there a reasonable basis for any such claim. None of the Company or any of the Subsidiaries is party to or the subject of any pending or, to the knowledge of the Company, threatened, suit, claim, action, or proceeding with respect to any such infringement or misappropriation. To the knowledge of the Company, no other Person has infringed upon or misappropriated any Intellectual Property owned by the Company or any of the Subsidiaries. None of the Company or any of the Subsidiaries has received any opinion of counsel that a third party patent applies to any product produced, marketed, licensed, sold or distributed by the Company or any of the Subsidiaries. None of the Company or any of the Subsidiaries has brought any action, suit or proceeding for infringement of any Intellectual Property of the Company or any of the Subsidiaries, or for breach of any license or agreement involving any of such Intellectual Property, against any party that remains pending as of the date of this Agreement, and to the knowledge of the Company as of the date of this Agreement, there is no unauthorized use, disclosure, infringement or misappropriation of any such Intellectual Property by any third party, including any employee or former employee of the Company or any of the Subsidiaries.

          (d)   Neither the Company nor any of the Subsidiaries has transferred title to, or granted any exclusive license with respect to, any material Intellectual Property that is used in the business of the Company or any of the Subsidiaries as currently conducted.

          (e)   The Company has a policy of obtaining from each employee or consultant who is or was involved in the creation or development of any Intellectual Property of the Company an agreement containing an irrevocable assignment to the Company of the Intellectual Property created or developed by such employee, and, to the knowledge of the Company, there are no material breaches of such policy. Each of the Company and the Subsidiaries has taken all reasonable steps (based on standard industry practices) to protect its Intellectual Property and rights thereunder and, to the knowledge of the Company, no such rights to Intellectual Property have been lost or are in jeopardy of being lost as a result of any act or omission by the Company or any of the Subsidiaries. The Company does not believe it is or will be necessary to use any inventions of any of its employees, consultants or independent contractors made prior to their employment by, or performance of services for, the Company and the Subsidiaries.

          3.17.    Subsidiaries; Joint Ventures.    Except for the subsidiaries listed on Schedule 3.17 to the Disclosure Schedule (the "Subsidiaries"), the Company has no subsidiaries and does not otherwise own or control, directly or indirectly, any other Person. Except in connection with the Debentures, the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of all liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully-paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. Except as set forth on Schedule 3.17 to the Disclosure Schedule, the Company is not a participant in any joint venture, partnership, or similar arrangement material to its business.

          3.18.    Compliance with Regulatory Requirements.    The Company and the Subsidiaries possess all certificates, approvals, authorizations, licenses and permits issued by the appropriate federal, state, local or foreign regulatory authorities, including but not limited to the Federal Communications Commission and the SEC, necessary to conduct their businesses as described in the SEC Documents, except where the failure to possess such certificates, approvals, authorizations and permits is not reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect (the "Governmental Authorizations"), and the Company has not received any written notice of proceedings relating to the revocation or modification of any Governmental Authorizations except as described in the SEC Documents. All the Governmental Authorizations have been duly issued or obtained and are in full force and effect, and the Company and the Subsidiaries are in material compliance with the terms of all the Governmental Authorizations. The Company and the Subsidiaries have not engaged in any activity that, to their knowledge, would cause revocation or suspension of any such Governmental Authorizations. Neither the execution, delivery nor performance of this Agreement or any Transaction Document will adversely affect the status of any of the Governmental Authorizations. The Company represents and warrants that no regulatory authority has initiated any regulatory or legal action with respect to any of the Company's or the Subsidiaries' products or business.

          3.19.    Taxes.    The Company and each of the Subsidiaries has filed (or has had filed on its behalf), will timely file or will cause to be timely filed, or has timely filed for an extension of the time to file, all material Tax Returns (as defined below) required by applicable law to be filed by it or them prior to or as of the date hereof, and such Tax Returns are, or will be at the time of filing, true, correct and complete in all material respects. Each of the Company and the Subsidiaries has paid (or has had paid on its behalf) or, where payment is not yet due, has established (or has had established on its behalf and for its sole benefit and recourse) or will establish or cause to be established in accordance with GAAP on or before the date hereof an adequate accrual for the payment of, all material Taxes (as defined below) due with respect to any period ending prior to or as of the date hereof. "Taxes" shall mean any and all taxes, charges, fees, levies or other assessments, including income, gross receipts, excise, real or personal property, sales, withholding, social security, retirement, unemployment, occupation, use, goods and services, license, value added, capital, net worth, payroll, profits, franchise, transfer and recording taxes, fees and charges, and any other taxes, assessment or similar charges imposed by the Internal Revenue Service or any taxing authority (whether state, county, local or foreign) (each, a "Taxing Authority"), including any interest, fines, penalties or additional amounts attributable to or imposed upon any such taxes or other assessments. "Tax Return" shall mean any report, return, document, declaration or other information or filing required to be supplied to any Taxing Authority, including information returns, any documents with respect to accompanying payments of estimated Taxes, or with respect to or accompanying requests for extensions of time in which to file any such return, report, document, declaration or other information. There are no claims or assessments pending against the Company or any of the Subsidiaries for any material alleged deficiency in any Tax, and neither the Company nor any of the Subsidiaries has been notified in writing of any material proposed Tax claims or assessments against the Company or any of the

  Subsidiaries. No Tax Return of the Company or any of the Subsidiaries is or has been the subject of an examination by a Taxing Authority. Each of the Company and the Subsidiaries has withheld from each payment made to any of its past or present employees, officers and directors, and any other person, the amount of all material Taxes and other deductions required to be withheld therefrom and paid the same to the proper Taxing Authority within the time required by law.

          3.20.    Pensions and Benefits.

          (a)   Schedule 3.20(a) to the Disclosure Schedule contains a true and complete list of each "employee benefit plan" within the meaning of Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including, without limitation, multiemployer plans within the meaning of Section 3(37) of ERISA, and all retirement, profit sharing, stock option, stock bonus, stock purchase, severance, fringe benefit, deferred compensation, and other employee benefit programs, plans, or arrangements, whether or not subject to ERISA, under which (i) any current or former directors, officers, employees or consultants of the Company has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any of the Subsidiaries, or (ii) the Company or any of the Subsidiaries has any present or future liability. All such programs, plans, or arrangements shall be collectively referred to as the "Company Plans." Each Company Plan is included as part of or specifically identified in the SEC Documents to the extent required by the rules and regulations of the SEC as in effect at the time of filing.

          (b)   (i) Each Company Plan has been established and administered in all material respects in accordance with its terms and in compliance with the applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended (the "Code"), and other applicable laws, rules and regulations; (ii) each Company Plan which is intended to be qualified within the meaning of Section 401(a) of the Code is so qualified and has received a favorable determination letter as to its qualification (or if maintained pursuant to a prototype form of instrument the sponsor thereof has received a favorable opinion letter as to its qualification), and to the Company's knowledge nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause the loss of such qualification; and (iii) no Company Plan provides retiree health or life insurance benefits (whether or not insured), and neither the Company nor the Subsidiaries have any obligations to provide any such retiree benefits other than as required pursuant to Section 4980B of the Code or other applicable law.

          (c)   No Company Plan is a "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA) or a plan subject to the minimum funding requirements of Section 302 or ERISA or Section 412 of the Code or Title IV of ERISA, and neither the Company, the Subsidiaries, nor any member of their controlled group (as defined in Section 414(b) of the Code) has any liability or obligation in respect of, any such multiemployer plan or plan. With respect to any Company Plan and to the Company's knowledge, (i) no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or threatened, and (ii) no administrative investigation, audit or other administrative proceeding by the Department of Labor, the Pension Benefit Guaranty Corporation, the Internal Revenue Service or other governmental agencies are pending, threatened or in progress.

          3.21.    Private Placement.    Neither the Company nor any person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor any person acting on the Company's behalf has, directly or indirectly, at any time within the past twelve (12) months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (a) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the sale or issuance of the

  Securities as contemplated hereby or (b) cause the offering or issuance of the Securities pursuant to this Agreement or any of the other Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions. None of the Company or any of the Subsidiaries is, or is an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. None of the Company or any of the Subsidiaries is a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980. No consent, license, permit, waiver approval or authorization of, or designation, declaration, registration or filing with, the SEC or any state securities regulatory authority is required in connection with the offer, sale, issuance or delivery of the Securities other than the possible filing of Form D with the SEC. The issuance and sale of the Securities does not contravene the requirements for quotation on the OTCBB.

          3.22.    Material Changes.    Since the Balance Sheet Date, and except as set forth on Schedule 3.22 to the Disclosure Schedule, the Company has conducted its business only in the ordinary course, consistent with past practice, and since such date there has not occurred:

            (a)   any event, occurrence or development that has had, or that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

            (b)   any amendments or changes in the charter documents or bylaws of the Company or the Subsidiaries;

            (c)   any: (i) incurrence, assumption or guarantee by the Company or the Subsidiaries of any debt for borrowed money other than (A) equipment leases made in the ordinary course of business, consistent with past practice and (B) any such incurrence, assumption or guarantee with respect to an amount of $25,000 or less; (ii) issuance or sale of any securities convertible into or exchangeable for securities of the Company other than to directors, employees and consultants pursuant to existing equity compensation or stock purchase plans of the Company; (iii) issuance or sale of options or other rights to acquire from the Company or the Subsidiaries, directly or indirectly, securities of the Company or any securities convertible into or exchangeable for any such securities, other than options issued to directors, employees and consultants in the ordinary course of business, consistent with past practice; (iv) issuance or sale of any stock, bond or other corporate security other than to directors, employees and consultants pursuant to existing equity compensation or stock purchase plans of the Company; (v) declaration or making of any payment or distribution to stockholders or purchase or redemption of any share of its capital stock or other security other than to or from directors, officers and employees of the Company or the Subsidiaries as compensation for or in connection with services rendered to the Company or the Subsidiaries (as applicable) or for reimbursement of expenses incurred on behalf of the Company or the Subsidiaries (as applicable); (vi) sale, assignment or transfer of any of its intangible assets except in the ordinary course of business, consistent with past practice, or cancellation of any debt or claim except in the ordinary course of business, consistent with past practice; (vii) waiver of any right of substantial value whether or not in the ordinary course of business; (viii) material change in officer compensation, except in the ordinary course of business and consistent with past practice; or (ix) other commitment (contingent or otherwise) to do any of the foregoing;

            (d)   any creation, sufferance or assumption by the Company or any of the Subsidiaries of any lien on any asset or any making of any loan, advance or capital contribution to or investment in any Person, in an aggregate amount which exceeds $25,000 outstanding at any time;

            (e)   any entry into, amendment of, relinquishment, termination or non-renewal by the Company or the Subsidiaries of any material contract, license, lease, transaction, commitment or other right or obligation, other than in the ordinary course of business, consistent with past practice; or

            (f)    any transfer or grant of a right with respect to the Intellectual Property owned or licensed by the Company or the Subsidiaries, except (i) as among the Company and the Subsidiaries, (ii) with respect to end-user licenses granted in the ordinary course of business upon shipment of the Company's products, or (iii) with respect to trademark and demonstration licenses issued in connection with a distribution agreement entered into in the ordinary course of business.

          3.23.    Transactions with Affiliates and Employees.    Except as set forth in Schedule 3.23 to the Disclosure Schedule, none of the officers or directors of the Company or the Subsidiaries and, to the knowledge of the Company, none of the employees of the Company or the Subsidiaries, is presently a party to any transaction or agreement with the Company or the Subsidiaries (other than for services as employees, officers and directors) exceeding $120,000, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          3.24.    Insurance.    The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for the business in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage and products liability coverage. The Company and the Subsidiaries maintain the policies of insurance set forth on Schedule 3.24 to the Disclosure Schedule, and such policies are in full force and effect, and to the Company's knowledge, no termination of, or material premium increase with respect to, such policies is threatened. There is no material claim pending under any of such policies as to which coverage has been questioned, denied or disputed by the insurance carriers of such policies. All premiums due and payable under all such policies have been timely paid, and the Company and the Subsidiaries are otherwise in compliance with the terms of such policies. The Company has no reason to believe that it will not be able to renew existing insurance coverage for itself and the Subsidiaries as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary or appropriate to continue business.

          3.25.    Internal Accounting Controls.    Except as disclosed on page 35 of the quarterly report on Form 10-Q for the quarter ended September 30, 2008, the Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (c) access to assets is permitted only in accordance with management's general or specific authorizations, (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (e) the Company is otherwise in compliance in all material respects with the Securities Act, the Exchange Act and all other rules and regulations promulgated by the SEC and applicable to the Company, including the Sarbanes-Oxley Act of 2002, as amended. The Company is in the process of establishing disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e)) for the Company to ensure that the Company is able to collect the information that it is required to disclose in the reports it files with the SEC and to process, summarize and disclose this information in the time periods specified in the SEC's rules.

          3.26.    Environmental.    None of the premises or any properties owned, occupied or leased by the Company or the Subsidiaries (the "Premises") has been used by the Company or the Subsidiaries or, to the Company's knowledge, by any other Person, to manufacture, treat, store, or dispose of any substance that has been designated to be a "hazardous substance" under applicable Environmental Laws (hereinafter defined) ("Hazardous Substances") in violation of any applicable Environmental Laws. To its knowledge, the Company has not disposed of, discharged, emitted or released any Hazardous Substances which would require, under applicable Environmental Laws, remediation, investigation or similar response activity. No Hazardous Substances are present as a result of the actions of the Company or, to the Company's knowledge, any other Person, in, on or under the Premises which would give rise to any liability or clean-up obligations of the Company under applicable Environmental Laws. The Company and, to the Company's knowledge, any other Person for whose conduct it may be responsible pursuant to an agreement or by operation of law, are in compliance with all laws, regulations and other federal, state or local governmental requirements, and all applicable judgments, orders, writs, notices, decrees, permits, licenses, approvals, consents or injunctions in effect on the date of this Agreement relating to the generation, management, handling, transportation, treatment, disposal, storage, delivery, discharge, release or emission of any Hazardous Substance (the "Environmental Laws"). Neither the Company nor, to the Company's knowledge, any other Person for whose conduct it may be responsible pursuant to an agreement or by operation of law has received any written complaint, notice, order, or citation of any actual, threatened or alleged noncompliance with any of the Environmental Laws, and there is no proceeding, suit or investigation pending or, to the Company's knowledge, threatened against the Company or, to the Company's knowledge, any such Person with respect to any violation or alleged violation of the Environmental Laws, and, to the knowledge of the Company, there is no basis for the institution of any such proceeding, suit or investigation.

          3.27.    Disclosure.    The Company understands and confirms that the Purchaser will rely on the representations and covenants contained herein in effecting the transactions contemplated by this Agreement and the other Transaction Documents, and in the securities of the Company after the Closing. All disclosure provided to the Purchaser regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement furnished by or on behalf of the Company, taken as a whole is true and correct and does not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or the Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that the Purchaser is not making nor has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4. The Purchaser acknowledges and agrees that the Company is not making nor has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.

        4.     Representations and Warranties of the Purchaser.    The Purchaser represents and warrants to the Company as follows:

          4.1.    Authorization.    All action on the part of the Purchaser and, if applicable, its officers, directors, managers, members, stockholders and/or partners necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated herein and therein, has been taken. When executed and delivered in accordance with the terms hereof, each of this Agreement and the other Transaction Documents to which the Purchaser is a party will constitute the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. The Purchaser has all requisite power and authority to enter into each of this Agreement and the other Transaction Documents to which it is a party, and to carry out and perform its obligations under the terms of hereof and thereof.

          4.2.    Purchase Entirely for Own Account.    The Purchaser is acquiring the Securities for its own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act.

          4.3.    Investor Status.    The Purchaser certifies and represents to the Company that it is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Purchaser's financial condition is such that it is able to bear the risk of holding the Securities for an indefinite period of time and the risk of loss of its entire investment. The Purchaser has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company. The Company has made available to the Purchaser at a reasonable time prior to the date hereof the opportunity to ask questions and receive answers concerning the terms and conditions of this Agreement and the transactions contemplated hereby and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information furnished to the Purchaser. The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. The Purchaser understands that its investment in the Securities involves a significant degree of risk, including a risk of total loss of the Purchaser's investment, and the Purchaser has full cognizance of and understands all of the risk factors related to the Purchaser's purchase of the Securities, including, but not limited to, those set forth under the caption "Risk Factors" in the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2008. The Purchaser understands that the market price of the Common Stock can be volatile and that no representation is being made as to the future value of the Common Stock.

          4.4.    Securities Not Registered.    The Purchaser understands that the Securities have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Securities must continue to be held by the Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. The Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

          4.5.    No Conflict.    The execution and delivery by the Purchaser of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in any violation of or default by the Purchaser (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (a) any provision of the organizational documents of the Purchaser or (b) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Purchaser.

          4.6.    Brokers or Finders.    The Purchaser has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

          4.7.    Consents.    All consents, approvals, orders and authorizations required on the part of the Purchaser in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and are effective as of the date hereof.

        5.    Conditions Precedent.

          5.1.     Conditions to the Obligation of the Purchaser to Consummate the Closing.    The obligation of the Purchaser to consummate the Closing and to purchase and pay for the Securities is subject to the satisfaction of the following conditions precedent:

            (a)   The representations and warranties of the Company contained herein shall be true and correct in all material respects (except representations and warranties which, as written, are already qualified by materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) on and as of the date hereof and as of the Closing Date (unless such representation or warranty refers to a particular date, in which case such representation or warranty shall be true and correct as of such date).

            (b)   There shall have been no material adverse change in the assets, liabilities, business or operations of the Company prior to the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or complied with by the Company on or prior to the Closing Date.

            (c)   No proceeding challenging this Agreement or the other Transaction Documents, or the transactions contemplated hereby or thereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official or shall be pending against or involving the Company.

            (d)   The sale of the Securities to the Purchaser shall not be prohibited by any law, rule, governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, declarations and filings with, any governmental or administrative agency or of or with any other Person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

            (e)   All instruments and corporate proceedings of the Company in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall be reasonably satisfactory in form and substance to the Purchaser, and the Purchaser shall have received copies (executed or certified, as may be appropriate) of all documents which the Purchaser may have reasonably requested in connection with such transactions.

            (f)    On or prior to the Proxy Statement Date, the Company shall have delivered to the Purchaser voting agreements, in form and substance mutually acceptable to the Company and the Purchaser, between the Company and each of the stockholders listed on Exhibit A (the "Listed Stockholders") pursuant to which each of the Listed Stockholders agrees to vote their shares in favor of this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby;

            (g)   The Company and the Purchaser shall have agreed upon the form and substance of (i) the Employment Agreements, (ii) the Warrants, (iii) the Registration Rights Agreement

    and (iv) the Commercial Agreement, and each of (x) the Warrants, (y) the Registration Rights Agreement, and (z) the Commercial Agreement shall have been executed and delivered by the Company.

            (h)   The Purchaser shall have received from the Company an original stock certificate evidencing the Shares.

            (i)    The Purchaser shall have received a copy of duly executed Transfer Agent Instructions acknowledged by the Company's transfer agent.

            (j)    The Company shall have delivered to the Purchaser a certificate dated the Closing Date and signed by the secretary or another officer of the Company, certifying (i) that attached copies of the Certificate of Incorporation, the Bylaws and resolutions of the Board approving this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, are all true, complete and correct and remain in full force and effect as of the date hereof, and (ii) as to the incumbency and specimen signature of each officer of the Company executing this Agreement, the other Transaction Documents and any other document delivered in connection herewith on behalf of the Company.

            (k)   The Company shall have delivered to the Purchaser, a certificate dated the Closing Date and signed by the Company's chief financial officer, certifying that (i) the representations and warranties of the Company contained in Section 3 hereof are true and correct in all material respects on the Closing Date and (ii) the Company has performed and complied with all of the agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Company on or before the Closing Date.

            (l)    Trading in the Common Stock shall not have been suspended by the SEC and trading in securities, generally, as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the OTCBB, nor shall a banking moratorium have been declared either by the United States or New York State authorities.

            (m)  The Stockholder Approval shall have been obtained by the Company.

            (n)   The Company shall have duly authorized and filed an amendment to its Certificate of Incorporation to increase the amount of authorized Common Stock to 500,000,000 with the Secretary of State of the State of Delaware, and the Secretary of State of the State of Delaware shall have accepted such amendment for filing.

            (o)   The Company shall provide evidence that all of the members of the Board (other than Harold M. Krisbergh) shall have resigned effective as of the Closing and that four (4) representatives of the Purchaser and two (2) independent directors (as agreed to by a majority of the other members of the Board) shall be appointed to the Board as soon as practicable after the Closing, but in no event more than seven (7) days after the Closing, and that the size of the Board immediately after such appointment shall be seven (7) members.

            (p)   The Company shall deliver to the Purchaser an executed amendment to the lease for the property at 3190 Tremont Avenue in form and substance mutually acceptable to the Company and the Purchaser.

          5.2.     Conditions to the Obligation of the Company to Consummate the Closing.    The obligation of the Company to consummate the Closing and to issue and sell the Securities to the Purchaser at the Closing is subject to the satisfaction of the following conditions precedent:

            (a)   The representations and warranties of the Purchaser contained herein shall be true and correct in all material respects (except representations and warranties which, as written,

    are already qualified by materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) on and as of the date hereof and as of the Closing Date (unless such representation or warranty refers to a particular date, in which case such representation or warranty shall be true and correct as of such date).

            (b)   The Company and the Purchaser shall have agreed upon the form and substance of (i) the Employment Agreements, (ii) the voting agreements with the Listed Stockholders, (iii) the Warrants, (iv) the Registration Rights Agreement and (v) the Commercial Agreement, and each of (x) the Registration Rights Agreement and (y) the Commercial Agreement shall have been executed and delivered by the Purchaser.

            (c)   The Purchaser shall have performed all obligations and conditions herein required to be performed or complied with by the Purchaser on or prior to the Closing Date.

            (d)   No proceeding challenging this Agreement or the other Transaction Documents, or the transactions contemplated hereby or thereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official or shall be pending against or involving the Purchaser.

            (e)   The sale of the Securities by the Company shall not be prohibited by any law, rule, governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, declarations and filings with, any governmental or administrative agency or of any other Person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

            (f)    All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be reasonably satisfactory in form and substance to the Company, and the Company shall have received counterpart originals, or certified or other copies of all documents, including without limitation records of corporate or other proceedings, which it may have reasonably requested in connection therewith.

            (g)   The Purchaser shall deliver to the Company the Debentures, as amended by the Letter Agreement, and the YA Global Warrants for cancellation, and the Cash Consideration by wire transfer of immediately available funds to such account as the Company shall designate in writing.

            (h)   The Stockholder Approval shall have been obtained by the Company.

        6.    Certain Covenants and Agreements.

          6.1.    Transfer of Securities.    The Purchaser shall not sell, assign, pledge, transfer or otherwise dispose of or encumber any of the Securities, except (a) pursuant to an effective registration statement under the Securities Act, (b) to an Affiliate (so long as such Affiliate agrees to be bound by the terms and provisions of this Agreement as if, and to the fullest extent as, the Purchaser), or (c) pursuant to an available exemption from registration under the Securities Act (including sales permitted pursuant to Rule 144) and applicable state securities laws and, if requested by the Company, upon delivery by the Purchaser of either an opinion of counsel of the Purchaser reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from or does not require registration under the Securities Act and applicable state securities laws or a representation letter of the Purchaser reasonably satisfactory to the Company setting forth a factual basis for concluding that such proposed transfer is exempt from or does not require registration under the Securities Act and applicable state securities laws. Any transfer or purported transfer of the Securities in violation of this Section 6.1 shall be void. The Company shall not register any transfer of the Securities in violation of this Section 6.1. The Company may, and may instruct any transfer agent for the Company, to place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section 6.1.

          6.2.    Legends.

          (a)   To the extent applicable, each certificate or other document evidencing the Shares and the Warrant Shares shall be endorsed with the legend set forth below, and the Purchaser covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legends endorsed on such certificate:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER SAID ACT."

          (b)   The legend set forth in Section 6.2(a) shall be removed from the certificates evidencing the Shares and the Warrant Shares, (i) following any sale of such Shares pursuant to Rule 144 or any effective registration statement, (ii) if such Shares are eligible for sale under Rule 144 without limitation as to volume or manner of sale (and the holder of such Shares has submitted a written request for removal of the legend indicating that the holder has complied with the applicable provisions of Rule 144 or such judicial interpretation or pronouncement), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission) (and the holder of such Shares has submitted a written request for removal of the legend indicating that the holder has complied with the applicable provisions of Rule 144). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly upon the occurrence of any of the events in clauses (i), (ii) or (iii) above to effect the removal of the legend on certificates evidencing the Shares and shall also cause its counsel to issue a "blanket" legal opinion or other letter to the Company's transfer agent promptly after the Effective Date (provided that there is an effective registration statement covering the resale of the Shares), if required by the Company's transfer agent, to allow sales without restriction pursuant to an effective registration statement. The Company agrees that at such time as such legend is no longer required under this Section 6.2(b), it will use its best efforts to, no later than three (3) business days following the delivery by the Purchaser to the Company or the Company's transfer agent of a certificate representing the Shares issued with a restrictive legend, deliver or cause to be delivered to the Purchaser a certificate representing such Shares that is free from all restrictive and other legends; provided that in the case of removal of the legend for reasons set forth in clause (ii) above, the holder of such Shares has submitted a written request for removal of the legend indicating that the holder has complied with the applicable provisions of Rule 144. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section 6.2.

          6.3.    Publicity.    Except to the extent required by applicable laws, rules, regulations or stock exchange requirements, neither (a) the Company, the Subsidiaries or any of their Affiliates nor (b) the Purchaser or any of its Affiliates shall, without the written consent of the other, make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement. In no event will either (x) the Company, the Subsidiaries or any of their Affiliates or (y) the Purchaser or any of its Affiliates make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement without consulting with the other party, to the extent feasible, as to the content of such public announcement or press release. The Purchaser and the Company agree that this Agreement is material to the Company and both the Purchaser and the Company understand that the Company will issue a press release upon entry into this Agreement and that the Company will file a Current Report on Form 8-K as required under SEC rules, and the Purchaser shall be entitled to review and approve the statements made therein prior to filing with the SEC, provided that such approval shall not be unreasonably withheld, conditioned or delayed.

          6.4.    Filing of Information.    The Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports (other than the periodic reports with respect to fiscal year and the first quarter of) required to be filed by the Company pursuant to all applicable securities laws, including the Exchange Act. At any time if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchaser and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchaser to sell the Shares and the Warrant Shares under Rule 144. The Company further covenants that it will use its best efforts to take such further action as any holder of Shares may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

          6.5.    Use of Proceeds.    The Company covenants and agrees that the proceeds from the sale of the Securities shall be used by the Company only (a) to pay fees and expenses of counsel to the Company in connection with this Agreement and the transactions contemplated hereby, which fees and expenses shall not exceed $25,000 and (b) for operating working capital.

          6.6.    No Integration.    The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser.

          6.7.    Reservation of Common Stock for Issuance.    The Company agrees to reserve from its duly authorized capital stock the total number of shares of Common Stock issuable upon execution of this Agreement and the other Transaction Documents.

          6.8.    Stockholder Approval; Proxy Statement.

          (a)   The Company represents and warrants that the affirmative vote in favor of the issuance of the Securities and the transactions contemplated by this Agreement (including but not limited to the increase in authorized Common Stock pursuant to Section 5.1(m)) and the other Transaction Documents by holders of a majority of outstanding shares of the Common Stock is sufficient to approve the issuance of the Securities and the transactions contemplated hereby in accordance with applicable law and the Certificate of Incorporation and Bylaws (the "Stockholder Approval").

          (b)   The Company will take, in accordance with applicable law and the Certificate of Incorporation and Bylaws, all actions reasonably necessary or advisable to obtain the Stockholder Approval, and the Board, subject to the exercise of its fiduciary duties, shall recommend such approval and take all lawful action to solicit such approval; provided, however, that the covenant set forth in Section 6.17 shall have been satisfied prior to the filing of the Proxy Statement.

          (c)   Without limiting the foregoing, the Company shall:

              (i)  (A) use all commercially reasonable efforts to promptly prepare and, no later than January 20, 2009, file with the SEC a proxy statement complying with applicable requirements of law and all of the proxy rules of the SEC for the purposes of considering and taking action upon this Agreement (the "Proxy Statement", and the date on which such Proxy Statement is initially filed with the SEC, the "Proxy Statement Date"); the Purchaser shall be entitled to review and approve the statements made in the Proxy Statement prior to filing with the SEC, provided that such approval shall not be unreasonably withheld, conditioned or delayed, (B) obtain and furnish the information required to be included by it in the Proxy Statement and, after consultation with the Purchaser, respond promptly to any comments made by the SEC with respect to the Proxy Statement and any preliminary version thereof, and (C) undertake to obtain the Stockholder Approval, unless this Agreement has been terminated in accordance with Section 9(a);

             (ii)  include in the Proxy Statement the unanimous recommendation of the Board that the stockholders of the Company vote in favor of the approval of this Agreement and the transactions contemplated hereby and use its commercially reasonable efforts to solicit from the stockholders of the Company proxies in favor of adoption of this Agreement and approval of the transactions contemplated hereby;

            (iii)  duly call, give notice of, convene and hold a special meeting of its stockholders for the purpose of obtaining the Stockholder Approval (the "Stockholders Meeting"), to be held not more than forty-five (45) days following the filing of the definitive Proxy Statement with the SEC (even in the case that the Board has withdrawn, modified or amended its recommendation that the stockholders approve this Agreement and the transactions contemplated hereby); and

            (iv)  if at any time prior to the Stockholders Meeting any information relating to the Company, or any of its Affiliates, officers or directors, should be discovered which should be set forth in an amendment or supplement to the Proxy Statement, so that it would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company shall promptly notify the Purchaser and shall promptly file an appropriate amendment or supplement (which amendment or supplement the Purchaser shall be entitled to review and approve prior to filing with the SEC, provided that such approval shall not be unreasonably withheld, conditioned or delayed) describing such information with the SEC and, to the extent required by law, disseminate it to the stockholders of the Company.

          (d)   The Purchaser shall, upon request, furnish the Company with all information concerning it and its Affiliates as the Company may deem reasonably necessary or advisable in connection with the Company preparing the Proxy Statement, and the Purchaser shall be entitled to review and approve the statements made regarding such matters prior to filing with the SEC, provided that such approval shall not be unreasonably withheld, conditioned or delayed. If at any time prior to the Stockholders Meeting any information relating to the Purchaser, or any of its Affiliates, officers or directors, should be discovered by the Purchaser which should be set forth in an amendment or supplement to the Proxy Statement, so that it would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Purchaser shall promptly notify the Company and the Company shall promptly file an appropriate amendment or supplement describing such information with the SEC and, to the extent required by law, disseminate it to the stockholders of the Company.

          6.9.    Filings.    If required by applicable securities legislation, or order, or if required by the OTCBB, any securities commission, stock exchange or other regulatory authority, at the request of and at the sole expense of the Company, the Purchaser will provide reasonable assistance to the Company in filing reports, questionnaires, undertakings and other documents with respect to the issuance of the Securities.

          6.10.    Board.    The Company will take all actions reasonably required such that the Board will as promptly as practicable after the Closing, but in no event more than seven (7) days after the Closing, have seven (7) members, consisting of four (4) representatives nominated by the Purchaser, Harold M. Krisbergh, and two (2) independent directors agreed to by the other members of the Board.

          6.11.    Blue Sky Compliance.    The Company will qualify the Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Purchaser shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that the Company shall not be required to (a) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (b) file any general consent to service of process in any such jurisdiction or (c) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

          6.12.    No General Solicitation or Directed Selling Efforts.    None of the Company, its affiliates or any other Person acting on its behalf will (a) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (b) engage in any directed selling efforts within the meaning of Regulation S, and all such Persons will comply with the offering restrictions requirement of Regulation S.

          6.13.    No Stabilization.    The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

          6.14.    Exclusivity.    Until the earlier of the Closing Date or termination of this Agreement pursuant to Section 9, and except where the Company's Board of Directors acting reasonably and in good faith (after consultation with the Company's outside legal counsel) determines by majority vote that a failure to do so would constitute a breach of the Board's fiduciary duties, the Company will not, and will cause each of the Subsidiaries and its and their respective employees, officers, directors, representatives and agents (the "Representatives") not to, directly or indirectly (a) solicit, respond to, initiate or encourage the initiation or submission of any expression of interest, inquiry, proposal or offer from any Person relating to an alternative proposal, negotiation or agreement for (i) a debt or equity investment in, (ii) issuance or sale of any outstanding or newly issued equity interests, rights to acquire any equity interests or securities convertible into equity interests in, (iii) sale, transfer or license of a substantial portion of the assets, stock or business (including by way of merger, exchange, recapitalization, consolidation or otherwise) of, or (iv) other transactions involving a change of control of, recapitalization, restructuring, merger, consolidation, liquidation, dissolution or similar transaction of, the Company or any of its subsidiaries (together, an "Alternative Transaction"); (b) participate in any discussions or negotiations or enter into any agreement with, or provide any non-public information to, any Person relating to or in connection with a possible Alternative Transaction; or (c) entertain, consider, accept or enter into any agreement with respect to any proposal or offer from any Person relating to a possible Alternative Transaction. The Company acknowledges that any violation of the restrictions set forth in this Section 6.14 by any the Company, the Subsidiaries or any of its or their Representatives will be deemed to be a breach of this Section 6.14 by the Company. In the event the Company receives any unsolicited proposal for an Alternative Transaction, the Company shall notify the Purchaser of the receipt of such proposal and shall deliver a copy of such proposal to the Purchaser no later than twenty-four (24) hours after the time the Company receives such unsolicited proposal.

          6.15.    Employees.    Prior to the Closing Date (and becoming effective as of the Closing Date), the Company agrees to use its reasonable best efforts to execute employment agreements with each employee listed on Exhibit B hereof in a form and substance reasonably acceptable to the Purchaser, the Company and such employee (the "Employment Agreements").

          6.16.    Conduct of Business of the Company.

          (a)   The Company agrees that during the period from the date of this Agreement to the Closing Date (unless the Purchaser shall otherwise agree in writing and except as otherwise contemplated by this Agreement), the Company will, and will cause each of the Subsidiaries to, (i) conduct its operations according to its ordinary and usual course of business consistent with past practice in compliance in all material respects with all applicable laws, (ii) pay its debts and taxes when due (subject to good faith disputes over such debts), (iii) provide the Purchaser and its representatives reasonable access, during normal business hours and upon reasonable advance notice to its properties, books, records, facilities, officers, directors and accountants and furnish or make available (and cause each of the Subsidiaries to furnish or make available) reasonably promptly to the Purchaser and its representatives all information concerning its business, properties and personnel as may reasonably be requested, (iv) pay or perform other material obligations when due, and (v) use commercially reasonable efforts to preserve intact its current business organizations, keep available the service of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall not be impaired in any material respect at or prior to the Closing Date.

          (b)   Without limiting the generality of the foregoing, and except as otherwise expressly permitted in this Agreement, prior to the Closing Date, neither the Company nor any of the Subsidiaries will, without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld, delayed or conditioned:

              (i)  except for shares to be issued or delivered upon exercise of the Existing Contingent Equity in accordance with the existing underlying plans or warrants, issue, deliver, sell, dispose of, pledge or otherwise encumber, or authorize or propose the issuance, sale, disposition or pledge or other encumbrance of any additional shares of capital stock of any class (other than the Shares), or any securities or rights convertible into, exercisable or exchangeable for, or evidencing the right to subscribe for any shares of capital stock, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of capital stock or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of capital stock;

             (ii)  adopt any amendment, modification or repeal, or propose to, or permit or consent to, any amendment, modification or repeal of the Certificate of Incorporation or Bylaws (or the equivalent organizational documents of the Subsidiaries), other than pursuant to Section 5.1(m), or alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of any of the Subsidiaries; or

            (iii)  take, undertake, incur, authorize, commit or agree to take any action that would cause any of the representations or warranties in Section 3 to be untrue in any respect or would reasonably be anticipated to cause any of the conditions to closing set forth in Section 5 not to be satisfied; or

            (iv)  authorize, recommend, propose or announce an intention to do any of the foregoing, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

          6.17.    Additional Agreements.    On or prior to January 15, 2009, the Company and the Purchaser shall agree to the form and substance of the voting agreements with the Listed Stockholders, the Commercial Agreement, the Employment Agreements, and the Registration Rights Agreement.

          6.18.    Disclosure Schedule.    The Company agrees to deliver to the Purchaser the Disclosure Schedule within ten (10) days following the date hereof, in form and substance reasonably acceptable to the Purchaser and the Company.

        7.    Indemnification.

          7.1.    By the Company.    The Company agrees to indemnify, defend and hold harmless the Purchaser and its Affiliates and their respective officers, directors, agents, employees, subsidiaries, partners, members and controlling persons (collectively, the "Purchaser Indemnitees") to the fullest extent permitted by law from and against any and all claims, losses, liabilities, damages, deficiencies, judgments, assessments, fines, settlements, costs or expenses (including interest, penalties and reasonable fees, disbursements and other charges of counsel) (collectively, "Losses") based upon, arising out of or otherwise in respect of any breach by the Company of any representation, warranty, covenant or agreement of the Company contained in this Agreement or in the other Transaction Documents.

          7.2.    Claims.    All claims for indemnification by a Purchaser Indemnitee pursuant to this Section 7 shall be made as follows:

            (a)   If a Purchaser Indemnitee has incurred or suffered Losses for which it is entitled to indemnification under this Section 7, then such Purchaser Indemnitee shall give prompt written notice of such claim (a "Claim Notice") to the Company. Each Claim Notice shall state the amount of claimed Losses (the "Claimed Amount"), if known, and the basis for such claim.

            (b)   Within thirty (30) days after delivery of a Claim Notice, the Company shall provide to each Purchaser Indemnitee (the "Indemnified Party"), a written response (the "Response Notice") in which the Company shall: (i) agree that all of the Claimed Amount is owed to the Indemnified Party, (ii) agree that part, but not all, of the Claimed Amount (the "Agreed Amount") is owed to the Indemnified Party, or (iii) contest that any of the Claimed Amount is owed to the Indemnified Party. The Company may contest the payment of all or a portion of the Claimed Amount only based upon a good faith belief that all or such portion of the Claimed Amount does not constitute Losses for which the Indemnified Party is entitled to indemnification under this Section 7. If no Response Notice is delivered by the Company within such 30-day period, then the Company shall be deemed to have agreed that all of the Claimed Amount is owed to the Indemnified Party.

            (c)   If the Company in the Response Notice agrees (or is deemed to have agreed) that all of the Claimed Amount is owed to the Indemnified Party, then the Company shall owe to the Indemnified Party an amount equal to the Claimed Amount to be paid in the manner set forth in this Section 7. If the Company in the Response Notice agrees that part, but not all, of the Claimed Amount is owed to the Indemnified Party, then the Company shall owe to the Indemnified Party an amount equal to the Agreed Amount set forth in such Response Notice to be paid in the manner set forth in this Section 7. The Company and the Indemnified Party shall use their reasonable best efforts to resolve the dispute as to the amount the Claimed Amount the Company believes it does not owe to the Indemnified Party.

            (d)   No delay on the part of the Indemnified Party in notifying the Company shall relieve the Company of any liability or obligation hereunder except to the extent of any actual prejudice caused by or arising out of such delay.

          7.3.    Payment of Claims.    The Company shall make payment of any portion of any Claimed Amount that the Company has agreed in a Response Notice that it owes to an Indemnified Party, or that the Company is deemed to have agreed it owes to such Indemnified Party, said payment to be made within thirty (30) days after such Response Notice is delivered by the Company or should have been delivered by the Company, as the case may be. Such payment by the Company shall be, at the Purchaser's election, in shares of Common Stock of the Company, which number of shares to be paid shall be determined by dividing (a) the amount of such Claimed Amount by (b) the closing price of the Company's Common Stock as quoted on the OTCBB on the date of this Agreement.

          7.4.    Limitations.

          (a)   Time for Claims.    The Company will not be liable for any Losses hereunder arising out of a breach of representation or warranty unless a written claim for indemnification is given by the Indemnified Party to the Company on or prior to the second (2nd) anniversary of the date on which the registration statement covering the resale of the Securities initially became effective.

          (b)   Maximum Amount.    Notwithstanding anything contained herein to the contrary, the Company will not be liable for any Losses hereunder in excess of Three Million Six Hundred and Seventy-Five Thousand Dollars ($3,675,000).

          7.5.    Applicability; Exclusivity.    Notwithstanding any term to the contrary in this Section 7, the indemnification and contribution provisions of the Registration Rights Agreement shall govern any claim made with respect to registration statements filed pursuant thereto or sales made thereunder. The parties hereby acknowledge and agree that in addition to remedies of the parties hereto in respect of any and all claims relating to any breach or purported breach of any representation, warranty, covenant or agreement that is contained in this Agreement pursuant to the indemnification provisions of this Section 7, all parties shall always retain the right to pursue and obtain injunctive relief in addition to any other rights or remedies hereunder.

        8.    Miscellaneous Provisions.

          8.1.    Rights Cumulative.    Each and all of the various rights, powers and remedies of the parties shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

          8.2.    Pronouns.    All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

          8.3.    Notices.

          (a)   Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be sent by postage prepaid first class mail, overnight courier, facsimile, email or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

          (b)   All correspondence to the Company shall be addressed as follows:

WorldGate Communications, Inc. 3190 Tremont Avenue Trevose, PA 19053
Attention:	Hal Krisbergh Randall J. Gort
Facsimile:	215.354.1049
Email:	hkrisbergh@wgate.com rgort@wgate.com
With a copy to (which shall not constitute notice):
Drinker Biddle & Reath LLP 1000 Westlakes Drive, Berwyn, PA 19312
Attention:	Walter J. Mostek, Jr.
Facsimile:	610.993.8585
Email:	walter.mostek@dbr.com

          (c)   All correspondence to the Purchaser shall be addressed as follows:

WGI Investor LLC 349-L Copperfield Blvd, #392 Concord, NC 28025
Attention:	Robert Stevanovski, Manager
Facsimile:	704.260.3304
With a copy to (which shall not constitute notice):
Bingham McCutchen LLP 2020 K Street, NW Washington, DC 20006
Attention:	Andrew M. Ray, Esquire
Facsimile:	202.373.6452
Email:	andrew.ray@bingham.com

          (d)   Any party may change the address to which correspondence to it is to be addressed by written notification as provided for herein.

          8.4.    Captions.    The captions and paragraph headings of this Agreement are solely for the convenience of reference and shall not affect the interpretation of this Agreement.

          8.5.    Severability.    Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

          8.6.    Governing Law.    This Agreement shall be governed by and construed in accordance with the internal and substantive laws of the State of New York and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

          8.7.    Waiver.    No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

          8.8.    Expenses.    Each Party shall pay its expenses incurred in connection with the preparation, execution and delivery of this Agreement and the other Transaction Documents.

          8.9.    Assignment.    The rights and obligations of any party hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of such party. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign or transfer any or all of its rights under this Agreement to any Person provided that such assignee or transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the Purchaser; whereupon such assignee or transferee shall be deemed to be the "Purchaser" for all purposes of this Agreement.

          8.10.    Survival.    The respective representations and warranties given by the parties hereto shall survive the Closing Date and the consummation of the transactions contemplated herein for a period of time equal to the time for which indemnification may be sought hereunder, without regard to any investigation made by any party. The respective covenants and agreements agreed to by a party hereto shall survive the Closing Date and the consummation of the transactions contemplated herein in accordance with their respective terms and conditions.

          8.11.    Entire Agreement.    This Agreement constitutes the entire agreement between the parties hereto respecting the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral. No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the parties hereto.

          8.12.    Amendments.    Any amendment, supplement or modification of or to any provision of this Agreement or any waiver of any provisions of this Agreement shall be effective only if made or given in writing and signed by the Company and the Purchaser.

          8.13.    No Third Party Rights.    This Agreement is intended solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any Person (including, without limitation, any stockholder or debt holder of the Company) other than the parties hereto.

          8.14.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. The parties hereto confirm that any facsimile copy or electronic mail message in "pdf" or similar format of another party's executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

          8.15.    Service of Process.    Each of the parties hereto consents to process being served in any such suit, action or proceeding, by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8.15 shall affect or limit any right to serve process in any other manner permitted by law.

          8.16.    Further Assurances.    Each party hereto agrees to cooperate fully with the other party hereto and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by the other party hereto to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement, and further agrees to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable law to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals, to effect all necessary registrations and filings, and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement.

          8.17.    Waiver of Trial by Jury.    THE PARTIES HERETO IRREVOCABLY WAIVE TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        9.    Termination.

          (a)    Termination.    This Agreement may be terminated at any time prior to the Closing Date, whether before or after approval of this Agreement and the transactions contemplated hereby by the stockholders of the Company:

              (i)  by the written agreement of the Company and the Purchaser;

             (ii)  by either the Company or the Purchaser if the Closing shall not have been consummated by April 30, 2009, provided that the right to terminate this Agreement pursuant to this Section 9(a)(ii) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Closing to occur on or before such date and such action or failure to act constitutes a material breach of this Agreement;

            (iii)  by either the Company or the Purchaser if a governmental authority shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting this Agreement and/or the transactions contemplated hereby, which order, decree or ruling is final and nonappealable;

            (iv)  by either the Company or the Purchaser if the required Stockholder Approval contemplated by this Agreement shall not have been obtained by April 30, 2009; provided, however, that the right to terminate this Agreement pursuant to this Section 9(a)(iv) shall not be available to the Company where the failure to obtain the Stockholder Approval shall have been caused by the action or failure to act of the Company, and such action or failure to act constitutes a material breach of this Agreement; or

             (v)  by either the Company or the Purchaser, if they are not able to agree upon the form and substance of the Employment Agreements, the voting agreements with the Listed Stockholders, the Warrants, the Registration Rights Agreement and the Commercial Agreement.

          (b)    Effect of Termination.    In the event of the termination or abandonment of this Agreement pursuant to Section 9(a), this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto or its Affiliates, directors, or officers thereof other than pursuant to Section 9(c); provided, that nothing contained in this Section 9(b) shall relieve any party from liability for any fraud or the breach of any representation, warranty, covenant or other agreement contained in this Agreement occurring prior to termination.

          (c)    Alternative Transaction.    In the event that (i) this Agreement is terminated, and (ii) the Company consummates an Alternative Transaction within one hundred and eighty (180) days after such termination, the Company shall pay to the Purchaser an amount equal to $500,000, by wire transfer of immediately available funds to such account as the Purchaser shall designate in writing; provided, however, the Company shall not be required to pay to the Purchaser such amount if this Agreement was terminated pursuant to Section 9(a)(i) or the Purchaser terminated this Agreement for a reason other than as a result of a material breach of this Agreement by the Company.

[signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement under seal as of the day and year first above written.

COMPANY:
WORLDGATE COMMUNICATIONS, INC.
By:	/s/ HAROLD M. KRISBERGH
Name:	Harold M. Krisbergh
Title:	Chairman and Chief Executive Officer
PURCHASER:
WGI INVESTOR LLC
By:	Praescient, LLC, its Manager
By:	/s/ ROBERT STEVANOVSKI
Name:	Robert Stevanovski
Title:	Manager

EXHIBIT A

Listed Stockholders

Harold M. Krisbergh

Antonio Tomasello

David Tomasello

EXHIBIT B

Employees

Joel I. Boyarski

Randall J. Gort

Harold M. Krisbergh

James McLoughlin

Whitney Blackmon

Annex B

FORM OF
REGISTRATION RIGHTS AND GOVERNANCE AGREEMENT

by and among

WORLDGATE COMMUNICATIONS, INC.,

WGI INVESTOR LLC,

and

ACN DIGITAL PHONE SERVICE, LLC

                        , 2009

WORLDGATE COMMUNICATIONS, INC.

REGISTRATION RIGHTS AND GOVERNANCE AGREEMENT

        This REGISTRATION RIGHTS AND GOVERNANCE AGREEMENT (this "Agreement") is made as of [                        ], 2009 by and among (i) WorldGate Communications, Inc., a Delaware corporation (the "Company"), (ii) WGI Investor LLC, a Delaware limited liability company (the "Purchaser"), and (iii) ACN Digital Phone Service, LLC, a Delaware limited liability company ("ACN").

        WHEREAS, the Company has agreed to issue and sell to the Purchaser, and the Purchaser has agreed to purchase from the Company, (i) an aggregate of 202,462,155 shares (subject to adjustment as set forth in the Purchase Agreement) (the "Shares") of the authorized but unissued shares of common stock, $0.01 par value per share, of the Company (including any securities into which or for which such shares may be exchanged for, or converted into, pursuant to any stock dividend, stock split, stock combination, recapitalization, reclassification, reorganization or other similar event, the "Common Stock") and (ii) the Anti-Dilution Warrant (as defined below), in each case all upon the terms and subject to the conditions set forth in that certain Securities Purchase Agreement, dated as of December 12, 2008, between the Company and the Purchaser (the "Purchase Agreement");

        WHEREAS, the Company has agreed to (i) enter into that certain ACN Consumer Communications Equipment Master Purchase Agreement with ACN, as of the date hereof, pursuant to which the Company will sell video phones to ACN (the "Commercial Agreement") and (ii) issue and sell to ACN, the ACN Warrant (as defined below); and

        WHEREAS, the terms of the Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder, for the Company, the Purchaser and ACN to enter into, execute and deliver this Agreement.

        NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.    DEFINITIONS.    The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as described below:

          "ACN Warrant" means that certain Warrant issued by the Company to ACN as of the date hereof in connection with the Commercial Agreement.

          "Anti-Dilution Warrant" means that certain Warrant to purchase shares of Common Stock issued by the Company to the Purchaser as of the date hereof in connection with the Purchase Agreement.

          "Board" means the board of directors of the Company.

          "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of Delaware are authorized or required by law or other governmental action to close.

          "Closing Date" means the date of the closing of the transactions contemplated by the Purchase Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

          "Existing Contingent Equity" means any and all outstanding options, restricted stock, convertible notes and debentures, warrants, rights, pledges, calls, puts, contracts or other rights, agreements or commitments to subscribe for, purchase, or issue any equity interests of the

  Company or that grant any rights to acquire, any of the capital stock of the Company, existing as of the date hereof, but expressly excluding the YA Global Warrants (as defined in the Purchase Agreement).

          "Holders" means each of the Purchaser and ACN.

          "Person" (whether or not capitalized) means an individual, entity, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization or any other form of entity not specifically listed herein, and any government, governmental department or agency or political subdivision thereof.

          "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

          "Registrable Securities" means, at the relevant time of reference thereto, any shares of Common Stock or any shares of Common Stock underlying any warrant, right or other security held by any of the Holders now or at any time in the future (including in each case any shares of capital stock that may be issued in respect thereof pursuant to a stock split, stock dividend, recombination, reclassification, exchange, conversion or the like), provided, however, that the term "Registrable Securities" shall not include any securities referred to above that are actually sold pursuant to a registration statement that has been declared effective under the Securities Act by the SEC.

          "Registration Statement" means the Mandatory Registration Statement, any Demand Registration Statement, and any additional registration statements contemplated by this Agreement, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement or Prospectus.

          "Rule 144" means Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

          "Warrants" means the ACN Warrant and the Anti-Dilution Warrant.

          "Warrant Shares" means the shares of Common Stock issued or issuable upon the exercise of the Warrants.

        2.    REGISTRATION.

        (a)   Mandatory Registration Statement.    Not later than thirty (30) days after the date that the Company becomes eligible to file on Form S-3 (or any successor form thereto), the Company shall file with the SEC a shelf registration statement pursuant to Rule 415 of the Securities Act (the "Mandatory Registration Statement") on Form S-3 (or any successor form thereto) (such date, the "Mandatory Registration Statement Filing Date"), with respect to the resale, from time to time, covering all of the Registrable Securities held by the Holders. The Mandatory Registration Statement shall permit the Holders to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the SEC, any or all of the Registrable Securities. Such

Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Holders, which consent shall not be unreasonably withheld. The Company agrees to use its reasonable best efforts to cause the Mandatory Registration Statement to be declared effective as soon as possible but in no event later than (the "Mandatory Effective Date") forty-five (45) calendar days after the Mandatory Registration Statement Filing Date (if there is no SEC review of the Mandatory Registration Statement) or one hundred twenty (120) calendar days after the Mandatory Registration Statement Filing Date (if there is an SEC review of the Mandatory Registration Statement), and to file with the SEC, within three (3) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Mandatory Registration Statement will not be "reviewed" or will not be subject to further review, a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act (an "Acceleration Request"), which request shall request an effective date that is within three (3) Business Days of the date of such request. The Company shall notify each Holder in writing promptly (and in any event within one (1) Business Day) after the Company's submission of an Acceleration Request to the SEC. The Company shall promptly prepare and file with the SEC (i) such amendments (including post-effective amendments) and supplements to such Mandatory Registration Statement or (ii) an additional Registration Statement in the event that the original Mandatory Registration Statement does not cover all of the Registrable Securities. The Company shall be required to keep the Mandatory Registration Statement continuously effective (including through the filing of any required post-effective amendments) until all of the Registrable Securities covered by such Mandatory Registration Statement (y) cease to be Registrable Securities or (z) are eligible for resale under Rule 144 without limitation.

        (b)   Demand Registration.    Notwithstanding anything to the contrary in this Agreement, upon the written request of any of the Holders (the date of such request, the "Demand Date") the Company shall file with the SEC, as promptly as possible after the Demand Date, and in any event no later than forty-five (45) days after the Demand Date (in the event of a filing on Form S-1) or ten (10) days after the Demand Date (in the event of a filing on Form S-3) (such date, the "Filing Date"), a registration statement on Form S-3 (or other available form, including Form S-1) to register all or part of the Registrable Securities under and in accordance with the Securities Act (the "Demand Registration Statement"), so long as such Registrable Securities are not then subject to an effective Registration Statement and eligible for resale without limitation thereunder. Such Demand Registration Statement shall also cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Holders, which consent shall not be unreasonably withheld. The Company agrees to use its reasonable best efforts to cause the Demand Registration Statement to be declared effective as soon as possible but in no event later than (the "Demand Effective Date") forty-five (45) calendar days after the Filing Date (if there is no SEC review of the Demand Registration Statement) or one hundred twenty (120) calendar days after the Filing Date (if there is an SEC review of the Demand Registration Statement), and to file with the SEC, within three (3) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Demand Registration Statement will not be "reviewed" or will not be subject to further review, an Acceleration Request, which request shall request an effective date that is within three (3) Business Days of the date of such request. The Company shall notify each Holder in writing promptly (and in any event within one (1) Business Day) after the Company's submission of an Acceleration Request to the SEC. The Company shall promptly prepare and file with the SEC (i) such amendments (including post-effective amendments) and supplements to such Demand Registration Statement or (ii) an additional Registration Statement in the event that the original Demand Registration Statement does not cover all of the Registrable Securities requested to be so registered. The Company shall be required to keep the Demand Registration Statement continuously effective (including through the filing of any required post-effective amendments) until all of the Registrable Securities covered by such Demand Registration Statement (y) cease to be Registrable Securities or (z) are eligible for resale under Rule 144 without limitation.

        (c)   Excluded Registrable Securities.

            (i)  Notwithstanding anything to the contrary contained in this Agreement, if the staff of the SEC (the "Staff") or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting a primary offering of securities by or on behalf of the Company, or in any other matter, such that the Staff or the SEC does not permit such Registration Statement to become effective and used for resales in a continuous at the market offering pursuant to Rule 415 under the Securities Act by the Holders (or otherwise as may be acceptable to the Holders) without being named therein as "underwriters" (a "Resale Registration Statement"), and the Company has used its reasonable best efforts to contest such determination, then the Company shall have the right to reduce the number of Registrable Securities to be included in such Registration Statement by the Holders, to the extent that the Staff or the SEC shall permit such Registration Statement to become effective as a Resale Registration Statement. In making such reduction, the Company shall reduce the number of Registrable Securities to be included by all Holders on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each Holder), unless the inclusion of Registrable Securities by a particular Holder or a particular type of Holder is the cause of the refusal by the Staff or the SEC to allow such registration to become effective as a Resale Registration Statement, in which event the Registrable Securities held by such Holder or type of Holder shall be the only Registrable Securities subject to reduction (and if by a set of Holders on a pro rata basis with respect to such Holders or on such other basis as would result in the exclusion of the least number of shares by all such Holders). In addition, if the Staff or the SEC requires any of the Holders to be identified as an "underwriter" in order to permit such Registration Statement to become effective, and such Holder does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall be entitled to reduce the total number of Registrable Securities to be registered on behalf of such Holder, until such time as the Staff or the SEC does not require such identification.

           (ii)  In the event of any reduction in Registrable Securities pursuant to this Section 2(c), the Holders shall have the right, upon delivery of a written request to the Company, to require the Company to file a Resale Registration Statement under Rule 415 within thirty (30) days after its receipt of such request (subject to (x) any restrictions imposed by Rule 415 or (y) comments by the Staff or the SEC) for resale by the Holders in a manner reasonably acceptable to the Holders, and the Company shall, following such request, use its reasonable best efforts to cause such registration statement to be declared and kept effective in the same manner as otherwise contemplated in this Agreement for Registration Statements hereunder and under the same timing and procedural guidelines set forth in Section 2(b) for a Demand Registration Statement.

        (d)   Holder Information.    It shall be a condition precedent to the obligations of the Company to register Registrable Securities for the account of a Holder pursuant to this Section 2 and Section 3 that such Holder furnish to the Company such information regarding itself, the Registrable Securities held by it, and the method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

        (e)   Registration Rights of Other Persons.    Except as disclosed in Section 3.3 of the Purchase Agreement, the Company hereby represents and warrants to the Holders that no Person other than the Holders has any registration rights in respect of the securities of the Company. The Company hereby agrees that it shall not grant any registration rights to any Person (other than the Holders) without the prior written consent of the Holders.

        3.    "PIGGYBACK REGISTRATION".

        (a)   If at any time any Registrable Securities are not able to be resold pursuant to an effective Registration Statement, and the Company proposes to register any of its Common Stock under the Securities Act, whether as a result of an offering for its own account or the account of others (but excluding any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms), the Company shall, each such time, give to the Holders twenty (20) days prior written notice of its intent to do so, and such notice shall describe the proposed registration and shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request. Upon the written request of any Holder given to the Company within fifteen (15) days after the receipt of any such notice by the Company, the Company shall include in such Registration Statement all or part of the Registrable Securities of such Holder, to the extent requested to be registered.

        (b)   If a registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested by the Holders to be included in such registration is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered in such offering, then, notwithstanding anything in this Section 3 to the contrary, the Company shall only be required to include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of shares of Common Stock requested to be included in such registration for the account of any stockholders of the Company (including the Holders), pro rata among such stockholders on the basis of the number of shares of Common Stock that each of them has requested to be included in such registration, and (ii) second, any shares of Common Stock proposed to be included in such registration for the account of the Company.

        (c)   In connection with any offering involving an underwriting of shares, the Company shall not be required under this Section 3 or otherwise to include the Registrable Securities of any Holder therein unless such Holder accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the underwriters selected by the Company.

        4.    OBLIGATIONS OF THE COMPANY.    In connection with the Company's registration obligations hereunder, the Company shall, as expeditiously as practicable:

          (a)   No less than five (5) Business Days prior to filing, as required hereunder, the Mandatory Registration Statement or Prospectus or any amendments or supplements thereto (including any document that would be incorporated or deemed to have been incorporated therein by reference (other than documents containing material non-public information)) or any other registration statement contemplated by this Agreement, the Company shall (i) furnish to the Holders and the Holders' counsel copies of all such documents to be filed with the SEC, which documents shall be subject to the review of the Holders and the Holders' counsel, (ii) cause its officers and directors, counsel and certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of the Holders' counsel, to conduct a reasonable investigation within the meaning of the Securities Act, and (iii) notify the Holders and the Holders' counsel of any stop order issued or threatened by the SEC and use reasonable best efforts to prevent the entry of such stop order or to remove it if entered. The Company shall not file any Registration Statement, Prospectus or any amendments or supplements (other than periodic reports required under the Exchange Act) thereto to which the Holders shall reasonably object to in writing prior to filing;

  provided, however that the deadline set forth in Section 2 hereof by which date the Mandatory Registration Statement and any Demand Registration Statement are to be filed shall be tolled during any period in which the Company and the Holders address matters raised by the Holders in such written objection.

          (b)   (i) Prepare and file with the SEC such amendments and supplements, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as required herein, and prepare and file with the SEC such additional Registration Statements as necessary to register for resale under the Securities Act all of the Registrable Securities (including naming any permitted transferees of Registrable Securities as selling stockholders in such Registration Statement); (ii) cause any related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as possible to any comments received from the SEC with respect to each Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the SEC relating to the Registration Statement; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented.

          (c)   Notify the Holders in accordance herewith as promptly as possible (i) when the SEC notifies the Company whether there will be a "review" of a Registration Statement and whenever the SEC comments in writing on such Registration Statement; and (ii) when a Registration Statement, or any post-effective amendment or supplement thereto, has become effective, and after the effectiveness thereof: (A) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (B) of the issuance by the SEC or any state securities commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose. Without limitation of any remedies to which the Holders may be entitled under this Agreement, if any of the events described in Section 4(c)(ii)(A), 4(c)(ii)(B), and 4(c)(ii)(C) occur, the Company shall use reasonable best efforts to respond to and correct the event.

          (d)   Notify the Holders in accordance herewith as promptly as possible of the happening of any event as a result of which the Prospectus included in or relating to a Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, as promptly as possible prepare (and, when completed, give notice to the Holders) a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, the Holders will not offer or sell Registrable Securities until the Company has notified the Holders that it has prepared a supplement or amendment to such Prospectus and delivered copies of such supplement or amendment to the Holders (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation to as promptly as possible prepare a Prospectus amendment or supplement as above provided in this Section 4(d) and deliver copies of same as provided herein).

          (e)   Upon the occurrence of any event described in Section 4(d) hereof, as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the

  Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

          (f)    Use reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of any Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as possible.

          (g)   Furnish to the Holders in accordance with Section 13(c), without charge, at least one conformed copy of each Registration Statement and each amendment thereto, and all exhibits to the extent requested by the Holders and the Holders' counsel (including those previously furnished or incorporated by reference) as promptly as possible after the filing of such documents with the SEC.

          (h)   As promptly as possible furnish to the Holders, without charge, such number of copies of a Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, Prospectus amendments and supplements) as the Holders may reasonably request in order to facilitate the disposition of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

          (i)    Use reasonable best efforts to register and qualify (or obtain an exemption from such registration and qualification) the Registrable Securities under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, to keep such registration or qualification (or exemption therefrom) effective during the periods each Registration Statement is effective, and do any and all other acts or things which may be reasonably necessary or advisable to enable each Holder to consummate the public sale or other disposition of Registrable Securities in such jurisdiction, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it is not then qualified or subject to process.

          (j)    Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Holders may request.

          (k)   Cooperate with any reasonable due diligence investigation undertaken by the Holders, any managing underwriter participating in any disposition pursuant to a Registration Statement and any attorney, accountant or other agent retained by the Holders or any managing underwriter, in connection with the sale of the Registrable Securities, including, without limitation, making available any documents and information; provided, however, that the Company will not deliver or make available to any Holder material, non-public information unless such Holder specifically requests and consents in advance in writing to receive such material, non-public information and, if requested by the Company, such Holder agrees in writing to treat such information as confidential.

          (l)    At the request of an Affiliate, amend any Registration Statement to include such Affiliate as a selling stockholder in such Registration Statement.

          (m)  Comply with all applicable rules and regulations of the SEC in all material respects.

        5.    REGISTRATION EXPENSES.    The Company shall pay for all of its expenses incurred in connection with a registration pursuant to this Agreement and compliance with Section 4 of this Agreement, including without limitation (i) all registration, filing and qualification fees and expenses (including without limitation those related to filings with the SEC and in connection with applicable state securities or blue sky laws), (ii) all expenses relating to the preparation, printing, distribution and reproduction of the Registration Statement, the related Prospectus, each amendment or supplement to the foregoing, the certificates representing the Registrable Securities and all other documents related thereto, (iii) all messenger, telephone and delivery expenses incurred by the Company, (iv) all fees and disbursements of counsel for the Company, and (v) all fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement; provided, however, that any reasonable fees and expenses incurred by the Company solely in connection with any Registration Statement that includes only those Registrable Securities other than the Shares and the Warrant Shares (including in each case any shares of capital stock that may be issued in respect thereof pursuant to a stock split, stock dividend, recombination, reclassification, exchange, conversion or the like) shall be reimbursed to the Company by the applicable Holder.

        6.    DELAY OF REGISTRATION AND PAYMENTS.    Subject to Section 13(d) hereof, the Holders and the Company (other than with respect to Section 4(d) hereof) shall not take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

        7.    INDEMNIFICATION.

        (a)   The Company agrees to indemnify and hold harmless each Holder and each officer, director, fiduciary, agent, investment advisor, employee, member (or other equity holder), general partner and limited partner (and affiliates thereof) of such Holder, each broker or other person acting on behalf of such Holder and each person, if any, who controls such Holder within the meaning of either the Securities Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, (the "Losses") to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or relate to any untrue or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus forming part thereof or in any amendment or supplement thereto, or arise out of or relate to the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and leading to action or inaction required of the Company in connection with such registration or qualification under such Securities Act or state securities or blue sky laws; and, subject to the provisions of Section 7(c) hereof, the Company will reimburse on demand such Holder, such broker or other person acting on behalf of such Holder or such officer, director, fiduciary, employee, member (or other equity holder), general partner, limited partner, affiliate or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such Loss; provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such Loss to the extent that it arises out of or is based upon an untrue statement of any material fact contained in the Registration Statement or an omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such Registration Statement.

        (b)   Each Holder, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, and the other Holders against any Losses to which the Company or any such director, officer, controlling person or other Holder may become subject to, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such Losses (or actions in respect thereto) arise out of or are based upon any untrue statement of any material fact contained in the Registration Statement or any Prospectus forming part thereof or in any amendment or supplement thereto, or arise out of or relate to the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection therewith; and, subject to the provisions of Section 7(d) hereof, such Holder will reimburse on demand any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person or other Holder in connection with investigating or defending any such Loss, provided, however, that the maximum amount of liability of such Holder hereunder shall be limited to the proceeds (net of underwriting discounts and commissions, if any) actually received by such Holder from the sale of Registrable Securities covered by such Registration Statement; and provided, further, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of such Holder against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

        (c)   As promptly as possible after receipt by an indemnified party under this Section 7 of notice of the threat, assertion or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the parties; provided, however, that, the failure to notify an indemnifying party promptly of the threat, assertion or commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 7 except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the indemnifying party.

        (d)   If any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 7, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are related to the matters covered by the indemnity agreement provided in this Section 7. Subject to the foregoing, an indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company.

        (e)   If the indemnification provided for in this Section 7 from the indemnifying party is applicable by its terms but unavailable to an indemnified party hereunder in respect of any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations. The relative faults of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(a), 7(b), 7(c) and 7(d), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Any amount to be paid by the Company to any Holder under this Section 7 shall be paid, at the election of such Holder, either in (i) cash or (ii) shares of Common Stock of the Company, which number of shares to be paid shall be determined by dividing (A) the aggregate amount of such payment by (B) the volume-weighted average closing price per share of the Common Stock (as reported on the primary exchange or over-the-counter quotation system on which the Company's Common Stock is then traded) for the twenty (20) trading days prior to such payment.

        (f)    The indemnity and contribution agreements contained in this Section 7 are in addition to any liability that any indemnifying party may have to any indemnified party.

        8.    REPORTS UNDER THE EXCHANGE ACT.

        (a)   With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holders to sell the Registrable Securities to the public without registration, the Company agrees to use reasonable best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, (ii) file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act, (iii) undertake any additional actions reasonably necessary to maintain the availability of a Registration Statement, including any successor or substitute forms, or the use of Rule 144, and (iv) as long as any Holder owns any Shares or Warrant Shares and is subject to any restrictions on resale, furnish in writing upon such Holder's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Holder a copy of the most recent annual and quarterly reports of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Holder of any rule or regulation of the SEC permitting the selling of any such Shares or Warrants Shares without registration.

        (b)   Without limiting the generality of Section 8(a), the Company agrees to use reasonable best efforts to take all such actions and maintain all such filings as may be necessary or desirable in order to enable the Company to become eligible to use Form S-3 in respect of any securities to be registered hereunder, and thereafter to maintain such eligibility until all of the Registrable Securities have been or can be sold without any volume or other restriction.

        9.    TRANSFER OF REGISTRATION RIGHTS.    Each Holder may assign or transfer any or all of its rights under this Agreement to any Person who acquires at least twenty-five million (25,000,000) shares of Common Stock, provided such assignee or transferee agrees in writing to be bound by the provisions hereof that apply to such assigning or transferring Holder. Upon any such, and each successive, assignment or transfer to any permitted assignee or transferee in accordance with the terms of this Section 9, such permitted assignee or transferee shall be deemed to be a "Holder" for all purposes of this Agreement.

        10.    PRE-EMPTIVE RIGHTS.

        (a)   If at any time or from time to time after the Closing Date, but subject to Section 10(d) below, the Company authorizes the issuance and sale of any shares of any class or series of the Company's capital stock, or any other securities convertible into or exercisable for Common Stock or shares of any class or series of the Company's capital stock, including, without limitation, preferred shares, convertible securities, securities, redeemable securities, and debt with warrants, the Company will first offer to sell to each Holder a pro rata portion of such securities equal to the percentage determined by dividing (x) the sum of (i) the number of shares of Common Stock then held by such Holder plus (ii) the number of shares of Common Stock issuable to such Holder upon the conversion of all outstanding convertible securities (including, without limitation, preferred shares) and the exercise of all outstanding options and warrants, then held by such Holder, by (y) the sum of (i) the number of shares of Common Stock then outstanding plus (ii) the number of shares of Common Stock then issuable upon the conversion of all outstanding convertible securities (including, without limitation, preferred shares) and the exercise of all outstanding options and warrants. Each Holder will be entitled to purchase all or part of such securities at the same price and on the same terms as such securities are to be offered to any other Persons.

        (b)   Holders' Exercise of Right.    Each Holder entitled to purchase securities under this Section 10 must exercise its pre-emptive rights hereunder within ten (10) business days after receipt of written notice from the Company describing in reasonable detail the securities being offered, the purchase price thereof, the payment terms and such Holder's percentage allotment.

        (c)   Company's Exercise of Right.    Upon the expiration of the offering period described above, the Company will be free to sell such securities which the Holders entitled to purchase such securities have not elected to purchase during the ninety (90) days following such expiration on terms and conditions no more favorable to the purchasers thereof, in the aggregate, than those offered to the Holders. Any securities offered or sold by the Company after such ninety (90) day period must be reoffered to the Holders pursuant to the terms of this Section 10.

        (d)   Exempt Securities.    The pre-emptive rights established by this Section 10 shall have no application to:

            (i)  the grant or issuance of shares of Common Stock to employees, directors and consultants of the Company pursuant to the Company's 2003 Equity Incentive Plan or a successor plan approved by the Board;

           (ii)  the issuance of securities pursuant to the Existing Contingent Equity; or

          (iii)  the issuance of Warrant Shares pursuant to the Warrants.

        11.    BOARD NOMINATIONS.

        (a)   Purchaser Nomination Rights.    Purchaser shall have the right, based upon its aggregate beneficial ownership of Common Stock (as calculated for purposes of Section 13 of the Exchange Act, and including without limitation any Common Stock underlying any warrant, right or other security convertible into or exchangeable for Common Stock) ("Aggregate Beneficial Ownership"), to designate for nomination by the Board a number of individuals to serve as directors of the Company (each a "Purchaser Nominated Director") as follows:

            (i)  if the Purchaser's Aggregate Beneficial Ownership is equal to fifty percent (50%) or more of the Company's voting stock, the Purchaser shall have the right to nominate four (4) Purchaser Nominated Directors;

           (ii)  if the Purchaser's Aggregate Beneficial Ownership is less than fifty percent (50%) but equal to or greater than forty-three percent (43%) of the Company's voting stock, the Purchaser shall have the right to nominate three (3) Purchaser Nominated Directors;

          (iii)  if the Purchaser's Aggregate Beneficial Ownership is less than forty-three percent (43%) but equal to or greater than twenty-nine percent (29%) of the Company's voting stock, the Purchaser shall have the right to nominate two (2) Purchaser Nominated Directors; and

          (iv)  if the Purchaser's Aggregate Beneficial Ownership is less than twenty-nine percent (29%) but equal to or greater than fourteen percent (14%) of the Company's voting stock, the Purchaser shall have the right to nominate one (1) Purchaser Nominated Director.

        (b)   Composition of the Board.    The parties hereto each acknowledge and agree that Robert Stevanovski, Gregory Provenzano, Anthony Cassara and David Stevanovski are the initial Purchaser Nominated Directors for purposes of this Agreement.

        (c)   Reductions in Aggregate Beneficial Ownership.    Notwithstanding anything in this Section 11 to the contrary, from and after the date hereof:

            (i)  if the Purchaser's Aggregate Beneficial Ownership falls below fifty percent (50%) but is equal to or greater than forty-three percent (43%) of the Company's voting stock, one (1) Purchaser Nominated Director then serving on the Board shall tender a Written Resignation to the Board (provided, however, that if three (3) or fewer Purchaser Nominated Directors are then serving on the Board, then no such Written Resignation shall be required to be tendered);

           (ii)  if the Purchaser's Aggregate Beneficial Ownership falls below forty-three percent (43%) but is equal to or greater than twenty-nine percent (29%) of the Company's voting stock, one (1) additional Purchaser Nominated Director then serving on the Board shall tender a Written Resignation to the Board (provided, however, that if two (2) or fewer Purchaser Nominated Directors are then serving on the Board, then no such Written Resignation shall be required to be tendered);

          (iii)  if the Purchaser's Aggregate Beneficial Ownership falls below twenty-nine percent (29%) but is equal to or greater than fourteen percent (14%) of the Company's voting stock, one (1) additional Purchaser Nominated Director then serving on the Board shall tender a Written Resignation to the Board (provided, however, that if one (1) or fewer Purchaser Nominated Directors are then serving on the Board, then no such Written Resignation shall be required to be tendered); and

          (iv)  if the Purchaser's Aggregate Beneficial Ownership falls below fourteen percent (14%) of the Company's voting stock, each remaining Purchaser Nominated Director then serving on the Board shall tender a Written Resignation to the Board.

For the purposes of this Agreement, the term "Written Resignation" shall mean a written offer to resign from the Board (including all committees thereof on which such director may serve), addressed to the Chairman of the Board or the lead independent director of the Board, which offer shall be deemed effective upon acceptance by action by a majority of the members of the Board who are not Purchaser Nominated Directors ("Non-Purchaser Directors"). Notwithstanding anything herein to the contrary, if and to the extent any Written Resignation is tendered to the Board pursuant to the requirements of this Section 11, but a majority of the Non-Purchaser Directors does not accept such Written Resignation within ten (10) Business Days following the receipt by the Chairman or lead independent director of such Written Resignation, (y) such Written Resignation shall be deemed to have been affirmatively rejected by the Board and shall no longer be of any force and effect, and (z) from and after such time such director shall no longer be deemed a Purchaser Nominated Director.

        (d)   Efforts to Effect Election of Purchaser Nominated Directors.    The Company (including without limitation the Board and all applicable committees thereof) shall use its reasonable best efforts to cause each Purchaser Nominated Director designated by the Purchaser in accordance with the terms hereof to be duly elected or appointed as a director of the Company in accordance with the terms hereof, the Company's bylaws and applicable law. Without limiting the foregoing, with respect to any meeting of the Company's stockholders at which directors are to be elected, if the Purchaser is entitled to designate one (1) or more Purchaser Nominated Directors in accordance with the terms hereof, the Board (and any nominating or similar committee thereof) shall unanimously recommend to the Company's stockholders that such Purchaser Nominated Director(s) be so elected, and the Board shall solicit proxies to be voted in favor of the election of such nominee(s). Nothing in this Section 11, however, shall require the Board (including for purposes hereof, all members of the Board and any committees thereof) to breach or violate any provision of applicable law (including any fiduciary duty) or the certificate of incorporation or bylaws of the Company.

        (e)   Vacancies.    In the event of the death, resignation (other than a resignation pursuant to Section 11(c) hereof) or removal of a director of the Company that is a Purchaser Nominated Director, the Purchaser shall be entitled to designate such Purchaser Nominated Director's successor, and any vacancy on the Board resulting from any such death, resignation or removal shall be filled by the Board (or an applicable committee thereof) with such designee of the Purchaser, whereupon such designee shall become a Purchaser Nominated Director for all purposes hereunder.

        (f)    Satisfaction of Bylaw Requirements.    The Company represents, acknowledges and agrees that each nomination of a Purchaser Nominated Director in accordance with the terms hereof will be deemed for all purposes to be a nomination by or at the direction of the Board in accordance with the Company's bylaws (including as the same may be modified or amended from time to time) and that the Company will not claim or assert otherwise.

        (g)   Changes in Board Size.    Upon any change in the number of directors constituting the full Board, the number of Purchaser Nominated Directors which Purchaser is entitled to appoint pursuant to this Section 11 shall be increased or decreased (as applicable) to provide the Purchaser with the right to designate for nomination no less than the same proportion of the members of the Board as provided in this Section 11.

        (h)   Rights Not Exclusive.    The rights granted to the Purchaser in this Section 11 are in addition to, and not to the exclusion of, any other rights that the Purchaser may have as a stockholder of the Company, including pursuant to the Company's certificate of incorporation or bylaws or pursuant to applicable law.

        (i)    Termination of Rights.    The rights and obligations of the Purchaser and the Company as set forth in this Section 11 shall automatically terminate and be of no further force and effect if and when the Purchaser's Aggregate Beneficial Ownership falls below fourteen percent (14%) of the Company's voting stock; provided, however, that for the avoidance of doubt no other rights or obligations under this Agreement shall be affected by the termination of the rights and obligations set forth in this Section 11. The Company shall upon written request promptly deliver to the Purchaser a certificate of the Company's transfer agent reflecting the outstanding voting stock of the Company as of the date(s) requested by the Purchaser.

        12.    ENTIRE AGREEMENT.    This Agreement, together with the Purchase Agreement and the Warrants, constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersede any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

        13.    MISCELLANEOUS.

        (a)   This Agreement, and any right, term or provision contained herein, may not be amended, modified or terminated, and no right, term or provision may be waived, except with the written consent of (i) the Purchaser, (ii) ACN, and (iii) the Company.

        (b)   This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns and transferees, provided that the terms and conditions of Section 9 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time a Holder (including any successors or assigned) shall cease to own any Registrable Securities, the Company's obligations with respect to such Holder under Sections 2, 3, 4, 5, 6 and 8 of this Agreement shall immediately terminate.

        (c)   Any notices to be given pursuant to this Agreement shall be in writing and shall be given by certified or registered mail, return receipt request. Notices shall be deemed given when personally delivered or when mailed to the addresses of the respective parties as set forth below, or to such changed address of which any party may notify the others pursuant hereto, except that a notice of change of address shall be deemed given when received.

            (i)  If to the Company, to:

WorldGate Communications, Inc. 3190 Tremont Avenue Trevose, PA 19503
Attention:	Hal Krisbergh Randall J. Gort
Facsimile:	215.354.1049
With a copy to (which shall not constitute notice):
Drinker Biddle & Reath LLP 1000 Westlakes Drive, Berwyn, PA 19312
Attention:	Walter J. Mostek, Jr.
Facsimile:	610.993.8585

           (ii)  If to the Purchaser, to:

WGI Investor LLC 349-L Copperfield Blvd, #392 Concord, NC 28025
Attention:	Robert Stevanovski, Manager
Facsimile:	704.260.3304
With a copy to (which shall not constitute notice):
Bingham McCutchen LLP 2020 K Street, NW Washington, DC 20006
Attention:	Andrew M. Ray, Esquire
Facsimile:	202.373.6452

          (iii)  If to ACN, to:

ACN Digital Phone Service, LLC 1000 Progress Place Concord, NC 28025-2449
Attention:	Richard L. Boughrum Colleen R. Jones
Facsimile:	704.260.3304
With a copy to (which shall not constitute notice):
Bingham McCutchen LLP 2020 K Street, NW Washington, DC 20006
Attention:	Andrew M. Ray, Esquire
Facsimile:	202.373.6452

        (d)   The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law will be inadequate, and each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and to such appropriate injunctive relief as may be granted by a court of competent jurisdiction. All remedies, either under this Agreement or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative, and shall be in addition to the payment of fees as set forth in this Agreement.

        (e)   This Agreement may be executed in a number of counterparts. All such counterparts together shall constitute one Agreement, and shall be binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart. The parties hereto confirm that any facsimile copy or electronic mail message in "pdf" or similar format of another party's executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

        (f)    Except as contemplated in Section 9 hereof, this Agreement is intended solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any Person (including, without limitation, any stockholder or debt holder of the Company) other than the parties hereto.

        (g)   If any provision of this Agreement is invalid, illegal or unenforceable, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement, unless such a construction would be unreasonable.

[signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights and Governance Agreement as of the date and year first above written.

COMPANY:
WORLDGATE COMMUNICATIONS, INC.
By:

Name:
Title:

HOLDERS:
WGI INVESTOR LLC
By:	Praescient, LLC, its Manager
By:

Name:	Robert Stevanovski
Title:	Manager
ACN DIGITAL PHONE SERVICE, LLC
By:

Name:
Title:

 Annex C

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT. ANY SUCH DISPOSITION MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.

VOID AFTER 5:00 P.M., NEW YORK, NEW YORK TIME, ON THE EXPIRATION DATE (AS DEFINED BELOW).

Date of Issuance: [ ], 2009	Number of Shares: [ ](1)

(1)
This number will include all shares issuable under all Existing Contingent Equity, the New Contingent Equity, and the ACN Warrant (multiplied by 1.7027027) as of the closing date.

FORM OF

WARRANT TO PURCHASE

SHARES OF COMMON STOCK OF

WORLDGATE COMMUNICATIONS, INC.

        This certifies that, for value received, WGI Investor LLC, a Delaware limited liability company, and its permitted assigns or successors in interest (the "Holder"), is entitled to purchase from WorldGate Communications, Inc., a Delaware corporation (the "Company"), subject to the terms and conditions hereof, at any time on or after the date of this Warrant and before 5:00 P.M., New York, New York time on the date which is ten (10) years after the date hereof (the "Expiration Date"), that number of fully paid and non-assessable shares of the Company's common stock, par value $0.01 (the "Common Stock"), as set forth in Section 2 hereof.

        This Warrant represents the Anti-Dilution Warrant contemplated by the Securities Purchase Agreement, dated as of December 12, 2008, by and between the Company and the Holder (the "Purchase Agreement"), and enables to the Holder to maintain ownership of sixty-three percent (63%) of the issued and outstanding shares of capital stock of the Company in the event any capital stock of the Company is issued in accordance with the Existing Contingent Equity (as defined herein), New Contingent Equity (as defined herein) or the ACN Warrant (as defined herein).

        1.    Definitions.    As used in this Warrant, the following terms shall have the meanings set forth below:

          (a)   "ACN Warrant" means that certain Warrant to be issued by the Company to ACN Digital Phone Service, LLC as of the consummation of the transactions contemplated by the Purchase Agreement.

          (b)   "Exercise Period" means the period beginning on the date of this Warrant and ending on the Expiration Date.

          (c)   "Exercise Price" means $0.01 per share (as the same may be adjusted from time to time pursuant to the terms of this Warrant).

          (d)   "Existing Contingent Equity" means any and all outstanding options, restricted stock, convertible notes and debentures, warrants, rights, pledges, calls, puts, contracts or other rights, agreements or commitments to subscribe for, purchase, or issue any equity interests of the

  Company or that grant any rights to acquire, any of the capital stock of the Company, existing as of the date hereof, but expressly excluding the YA Global Warrants. Schedule 1 to this Warrant sets forth a list of all of the Existing Contingent Equity together with the dates on which such Existing Contingent Equity expires.

          (e)   "Fair Market Value" means, on any particular date (a) if the Common Stock is then traded on a securities exchange, the average of the closing prices of such Common Stock on such exchange over the five trading day period ending on such date, (b) if the Common Stock is then regularly traded over-the-counter, the average of the closing sale prices or secondarily the closing bid of such Common Stock over the five trading day period ending on such date, or (c) if there is no active public trading market for the Common Stock, the fair market value of one share of the Warrant Shares as determined in good faith by the Board of Directors of the Company.

          (f)    "New Contingent Equity" means any security granted by the Company in the form of options, restricted stock, convertible notes and debentures, warrants, rights, pledges, calls, puts, contracts or other rights, agreements or commitments to subscribe for, purchase, or issue any equity interests of the Company or that grant any rights to acquire, any of the capital stock of the Company, granted by the Company after the date hereof, up to a total of [                                    ] shares of Common Stock.

          (g)   "Person" (whether or not capitalized) means an individual, entity, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization or any other form of entity not specifically listed herein, and any government, governmental department or agency or political subdivision thereof.

          (h)   "Securities Act" means the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

          (i)    "Warrant" means this Warrant and all stock purchase warrants issued in exchange therefor pursuant to the terms thereof.

          (j)    "Warrant Shares" means the shares of Common Stock issuable upon exercise of this Warrant.

        2.    Exercise of Warrant.

          (a)   Number of Shares Underlying Warrant.    This Warrant shall be exercisable for up to [                        ](1) shares of Common Stock, as adjusted from time to time pursuant to the terms of this Warrant.

          (b)   Vesting and Exercisability of Warrant.

            (i)    The Holder may exercise the purchase rights represented by this Warrant, in whole or in part, during the Exercise Period as follows: the Holder may exercise this Warrant to purchase 1.7027027 shares of Common Stock for each share of Common Stock (A) issued by the Company upon exercise of any Existing Contingent Equity, New Contingent Equity or the ACN Warrant or (B) in respect of which all or any portion of any Existing Contingent Equity, New Contingent Equity or the ACN Warrant is exchanged, converted or otherwise deemed exercised with the effect that the holder of such Existing Contingent Equity, New Contingent Equity or the ACN Warrant is treated as having exercised such instrument or is provided the exercise value in connection with the cancellation or surrender of such instrument without the physical exercise thereof.

            (ii)   Upon expiration of any Existing Contingent Equity, New Contingent Equity or the ACN Warrant ("Expired Equity"), the total number of Warrant Shares shall be reduced by the product of 1.7027027 multiplied by the number of shares underlying such Expired Equity.

          (c)   Exercise Procedure.

            (i)    The purchase rights represented by this Warrant may only be exercised by the Holder, in whole or in part, by delivery of a notice of exercise in the form set forth on the last page hereof (the "Exercise Notice") at the principal office of the Company, and by the payment to the Company of the aggregate Exercise Price (in accordance with the next sentence) in an amount equal to the Exercise Price per share multiplied by the number of Warrant Shares then being purchased. The aggregate purchase price for Warrant Shares being purchased hereunder pursuant to such exercise may be paid either (A) by cash or wire transfer of immediately available funds, (B) by cancellation of indebtedness, (C) by surrender of a number of Warrant Shares which have a fair market value equal to the aggregate purchase price of the Warrant Shares being purchased ("Net Issuance") as determined herein, or (D) any combination of the foregoing. If the Holder elects the Net Issuance method of payment, the Company shall issue to Holder upon exercise a number of shares of Warrant Shares determined in accordance with the following formula:

X =	Y(A-B) A

where:	X =	the number of Warrant Shares to be issued to the Holder;
	Y =	the number of Warrant Shares with respect to which the Holder is exercising its purchase rights under this Warrant;
	A =	the Fair Market Value of one (1) share of the Warrant Shares on the date immediately preceding the date of exercise; and
	B =	the Exercise Price.

            (ii)   No fractional shares arising out of the above formula for determining the number of shares to be issued to the Holder shall be issued, and the Company shall in lieu thereof make payment to the Holder of cash in the amount of such fraction multiplied by the Fair Market Value of one (1) share of the Warrant Shares on the date of exercise.

            (iii)  In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased shall be delivered to the Holder as soon as practicable and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the portion of the Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder as soon as practicable. Such exercise shall be deemed to have been made immediately prior to the close of business on the date the Holder delivers the Exercise Notice with respect to such exercise.

        3.    Reservation of Warrant Shares; Stock Fully Paid.     During the Exercise Period, the Company shall reserve and keep available for issuance upon the exercise of the Warrant such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. The Warrant Shares, upon issuance in accordance with the terms of this Warrant, will be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof.

        4.    No Voting Rights; Limitations of Liability.     This Warrant will not entitle the Holder to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no enumeration in this Warrant of the rights or privileges of the Holder, will give rise to any liability of such Holder as a stockholder of the Company.

        5.    Restrictions on Transfer.

          (a)   The Holder agrees that the Holder will not transfer, sell or otherwise dispose of this Warrant without the express consent of the Company in its reasonable discretion. Notwithstanding the foregoing, the Holder may transfer all or any portion of this Warrant to an affiliate (as such term is defined in Rule 405 promulgated under the Securities Act) of the Holder.

          (b)   The Holder agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise except under circumstances which will not result in a violation of the Securities Act. Upon exercise of this Warrant, the Holder shall confirm in writing, by executing the form attached hereto, that the securities purchased thereby are being acquired for investment solely for the Holder's own account and not as a nominee for any other person, and not with a view toward distribution or resale.

          (c)   The certificates representing the Warrant Shares shall have affixed thereto a legend in substantially the following form, in addition to other legends required by applicable state law:

  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

          (d)   With respect to any offer, sale or other disposition of this Warrant or any Warrant Shares, the Holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof together with a written opinion of the Holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition of this Warrant or such Warrant Shares may be effected without registration under the Securities Act or qualification under any applicable state securities laws, and indicating whether or not under the Securities Act certificates for this Warrant or such Warrant Shares, as the case may be, to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. If the Company shall consent to the transfer of this Warrant or such Warrant Shares, then each certificate representing this Warrant or the Warrant Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid reasonably satisfactory opinion of counsel for the Holder or the security holder, as the case may be, such legend is not necessary in order to insure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

        6.    Miscellaneous.

          (a)   Amendment and Waiver.    Except as otherwise provided herein, the provisions of this Warrant may be amended only if the Company has obtained the prior written consent of the Holder.

          (b)   Notices.    Any notices required to be sent to the Holder will be delivered to the address set forth below. Any notices required to be sent to the Company will be delivered to the principal office of the Company as set forth on the signature page hereto. Any party may change the address to which correspondence to it is to be addressed by written notification as provided herein. All notices required or permitted hereunder, to be effective, shall be in writing and shall be deemed effectively given: (i) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (ii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iii) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

      If to the Holder, to:

      WGI Investor LLC
      349-L Copperfield Blvd, #392
      Concord, NC 28025
      Attention: Robert Stevanovski, Manager
      Facsimile: 704.260.3304

      With a copy to (which shall not constitute notice):

      Bingham McCutchen LLP
      2020 K Street, NW
      Washington, DC 20006
      Attention: Andrew M. Ray, Esquire
      Facsimile: 202.373.6452

          (c)   Descriptive Headings; Pronouns.    The descriptive headings of the paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

          (d)   Governing Law.    This Warrant shall be governed by and construed in accordance with the internal and substantive laws of the State of New York and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

          (e)   Successors and Assigns.    Subject to Section 5, the provisions of this Warrant shall be binding upon, and inure to the benefit of, the respective successors and assigns of the parties hereto.

          (f)    Severability.    In the event that any one or more of the provisions of this Warrant shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Warrant operate or would prospectively operate to invalidate this Warrant, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Warrant and the remaining provisions of this Warrant shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.

          (g)   Waiver of Jury Trial.    EACH OF THE COMPANY AND THE HOLDER WAIVES ALL RIGHTS TO TRIAL BY JURY OF ANY SUITS, CLAIMS, COUNTERCLAIMS, AND

  ACTIONS OF ANY KIND ARISING UNDER OR RELATING TO THIS AGREEMENT. EACH OF THE COMPANY AND THE HOLDER ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND REPRESENTS TO THE OTHER THAT THIS WAIVER IS MADE KNOWINGLY AND VOLUNTARILY. THE COMPANY AND THE HOLDER EACH AGREE THAT ALL SUCH SUITS, CLAIMS, COUNTERCLAIMS, AND ACTIONS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, WITHOUT A JURY.

          (h)   Adjustments.

            (i)    If at any time after the date hereof there is any change in the outstanding shares of capital stock of the Company by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under this Warrant in the aggregate and the Exercise Price, as applicable, shall be correspondingly adjusted to give the Holder, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Warrant Shares subject to this Warrant.

            (ii)   In case of any reclassification or change of outstanding securities of the class and series issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into a continuing corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of a sale of all or substantially all of the assets of the Company, unless this Warrant shall have been exercised or terminated in accordance with its terms, the Company, or such successor or purchasing corporation, shall execute a new Warrant, which provides that the Holder shall have the right to exercise such new Warrant and procure upon such exercise in lieu of each Warrant Share theretofore issuable upon exercise of this Warrant the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or transfer by a holder of one share of the type of security issuable upon exercise of this Warrant. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6(h). The provisions of this Section 6(h)(ii) shall similarly apply to successive reclassifications, changes, mergers or transfers.

            (iii)  If at any time after the date hereof any change occurs in the outstanding capital stock of the Company or any other event occurs as to which the other provisions of this Section 6(h) are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder in accordance with such provisions, then the independent members of the Board of Directors of the Company shall, in their reasonable good faith judgment, make an adjustment in the number and class of shares available under the Warrant, the Exercise Price or the application of such provisions, as applicable, so as to protect such purchase rights as aforesaid. The adjustment shall be such as to give the Holder upon exercise for the same aggregate Exercise Price the total number, class and kind of shares as the Holder would have owned had this Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.

            (iv)  Whenever the Exercise Price shall be adjusted pursuant to this Section 6(h), the Company shall issue a certificate signed by its chief financial officer or other executive officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price (and, if applicable, the number and type of security for which the Warrant may be exercised) after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

          (i)    Updates to Schedule 1.    Upon request by the Holder, the Company will provide the Holder with an updated Schedule 1 reflecting any early expiration of Existing Contingent Equity and New Contingent Equity.

[Signature page follows]

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of date first written above.

WORLDGATE COMMUNICATIONS, INC.
By:
Name:
Title:
Address:
3190 Tremont Avenue Trevose, PA 19503
Attention: Hal Krisbergh Randall J. Gort
Facsimile: 215.354.1049

 NOTICE OF EXERCISE

        TO: WORLDGATE COMMUNICATIONS, INC.

        1.     The undersigned hereby elects to purchase                                    shares of common stock, par value $0.01 (the "Common Stock"), of WorldGate Communications, Inc. (the "Company") pursuant to the terms of that certain Warrant issued by the Company to WGI Investor LLC as of                                     , 2009, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any, in accordance with the election set forth in paragraph 2 below.

        2.     Manner of Exercise. The undersigned Holder elects to exercise the Warrant for such shares of Common Stock in the following manner:

  ☐
  Cash Exercise.    The undersigned tenders herewith payment of the aggregate Exercise Price for the Common Stock in full in the form of cash or wire transfer of immediately available funds.

  ☐
  Cashless or "Net Issuance" Exercise.    The undersigned hereby elects to exercise this Warrant by means of a Net Issuance exercise pursuant to the provision of Section 2(c)(i) of the Warrant.

        3.     Please issue a certificate or certificates representing said securities in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

        4.     The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares in violation of applicable securities laws.

(Signature)
(Date)

PROXY	WorldGate Communications, Inc. Special Meeting of Stockholders to be held March 20, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	PROXY

The undersigned hereby appoints Hal M. Krisbergh and Randall J. Gort, or either one of them acting singly, with full power of substitution, the proxy or proxies of the undersigned to attend the Special Meeting of Stockholders of WorldGate Communications, Inc. to be held on March 20, 2009, and any adjournments or postponements thereof, to vote all shares of Common Stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side, and on any other matters properly brought before the meeting or any adjournments or postponements thereof, all as set forth in the February 13, 2009 proxy statement.

PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
PROPOSALS 1 AND 2.

1.	APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

☐ FOR ☐ AGAINST ☐ ABSTAIN

2.

APPROVAL OF THE PROPOSED NEW ISSUANCE AND SALE OF THE COMPANY’S COMMON STOCK AND WARRANTS AS PART OF A PRIVATE PLACEMENT THAT WILL RESULT IN THE INVESTOR OWNING 63% OF THE COMPANY’S OUTSTANDING COMMON STOCK.

☐ FOR ☐ AGAINST ☐ ABSTAIN

This proxy will be voted FOR each of the above proposals unless otherwise indicated, and in the discretion of the proxies on all other matters properly brought before the meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF
SPECIAL MEETING AND PROXY STATEMENT OF
WORLDGATE COMMUNICATIONS, INC.

Notice of Internet Availability of Proxy Materials:  The notice of special meeting, proxy statement and proxy card are available on our website at http://www.wgate.com/corporate/investor/proxy.

(Signature should be exactly as name or names shown on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.)

Date:	, 2009
Signature

I plan to attend the meeting:		Title (if applicable)

Yes ☐ No ☐
Signature if held jointly